UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03395
                                   ---------

                     FRANKLIN FEDERAL TAX-FREE INCOME FUND
                     -------------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                -----------------------------------------------
             (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period: 10/31/07
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                      OCTOBER 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    SEMIANNUAL REPORT AND SHAREHOLDER LETTER               TAX-FREE INCOME
--------------------------------------------------------------------------------

                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
             FRANKLIN FEDERAL                          FASTER VIA EMAIL?
           TAX-FREE INCOME FUND
                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SPECIAL FEATURE:
Understanding Interest Rates ..............................................    4

SEMIANNUAL REPORT

Franklin Federal Tax-Free Income Fund .....................................    7

Performance Summary .......................................................   11

Your Fund's Expenses ......................................................   14

Financial Highlights and Statement of Investments .........................   16

Financial Statements ......................................................   52

Notes to Financial Statements .............................................   56

Shareholder Information ...................................................   64

--------------------------------------------------------------------------------
Semiannual Report

Franklin Federal Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in investment-grade municipal securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Based on Total Long-Term Investments as of 10/31/07**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ....................................................................   63.5%
AA .....................................................................    9.7%
A ......................................................................    6.3%
BBB ....................................................................   11.4%
Below Investment Grade .................................................    1.2%
Not Rated by S&P .......................................................    7.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                                               MOODY'S   FITCH   INTERNAL
AAA or Aaa                                               4.3%      --       0.3%
AA or Aa                                                 0.3%      --        --
A                                                        1.4%      --        --
BBB or Baa                                               0.8%     0.4%      0.1%
Below Investment Grade                                   0.1%      --       0.2%
--------------------------------------------------------------------------------
Total                                                    6.9%     0.4%      0.6%

--------------------------------------------------------------------------------

This semiannual report for Franklin Federal Tax-Free Income Fund covers the period ended October 31, 2007.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


                                                           Semiannual Report | 7

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS 2

--------------------------------------------------------------------------------
                                             DIVIDEND PER SHARE
--------------------------------------------------------------------------------
MONTH                         CLASS A      CLASS B      CLASS C    ADVISOR CLASS
--------------------------------------------------------------------------------
May                         4.50 cents   3.92 cents   3.93 cents     4.59 cents
--------------------------------------------------------------------------------
June                        4.50 cents   3.94 cents   3.94 cents     4.59 cents
--------------------------------------------------------------------------------
July                        4.50 cents   3.94 cents   3.94 cents     4.59 cents
--------------------------------------------------------------------------------
August                      4.50 cents   3.94 cents   3.94 cents     4.59 cents
--------------------------------------------------------------------------------
September                   4.45 cents   3.90 cents   3.91 cents     4.54 cents
--------------------------------------------------------------------------------
October                     4.45 cents   3.90 cents   3.91 cents     4.54 cents
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $12.11 on April 30, 2007, to $11.98 on October 31, 2007. The Fund's Class A shares paid dividends totaling 26.90 cents per share for the reporting period. 2 The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.27% based on an annualization of October's 4.45 cent per share dividend and the maximum offering price of $12.51 on October 31, 2007. An investor in the 2007 maximum federal personal income tax bracket of 35.00% would need to earn a distribution rate of 6.57% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In addition, the Fund had prerefunded bonds that reached their maturity or call dates. In general, we were limited to reinvesting these proceeds as well as those from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

MUNICIPAL BOND MARKET OVERVIEW

The six-month period ended October 31, 2007, proved challenging for the municipal bond market as yields increased for longer-terms bonds. (Bond yields and prices generally move in opposite directions.) A rather measured

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


8 | Semiannual Report
pullback in the municipal bond market was exacerbated toward the latter part of the reporting period as all markets felt the impact of subprime loan defaults, even those with no direct subprime securities exposure, such as the municipal bond market. Many major financial institutions tightened credit and reassessed risk from their direct and indirect exposure to subprime loans. A lack of liquidity across most markets in late August contributed to an increase in overall volatility and declining values in many asset classes. The Federal Open Market Committee (FOMC) took action by lowering the discount rate, which is the interest rate the Federal Reserve charges member banks, 50 basis points (100 basis points equal one percentage point) at a special meeting on August 17. This set the stage for further easing at its September 18 and October 31 meetings, when the FOMC lowered the federal funds target rate 50 and 25 basis points, respectively, to 4.50%. In related actions, the FOMC also reduced the discount rate at those meetings, bringing it to 5.00% at period-end.

Signs that problems associated with subprime mortgages had spread into higher quality assets drove global investors to the relative safety of U.S. Treasuries or shorter-term bonds over the reporting period. Furthermore, investors began to require additional compensation for taking on risk, and spreads for credit-driven securities widened. The municipal bond market's brief period of heightened volatility subsided as demand for municipal bonds quickly returned by the end of the reporting period. For the six months ended October 31, 2007, the Lehman Brothers Municipal Bond Index had a +1.30% total return, and the Lehman Brothers U.S. Treasury Index returned +3.64%. 3 High yield municipal bonds, as measured by the Lehman Brothers Municipal Bond Index: Non-Investment Grade, had a -1.11% return for the same period. 4

In this environment, many investors opted for shorter-term bonds and demanded greater yield for investing in longer-term bonds, which resulted in steeper Treasury and municipal bond curves (spread between short-term and

3. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.

4. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index:
Non-Investment Grade includes bonds with a maximum credit rating of Ba1. All bonds included must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index.


                                                           Semiannual Report | 9

PORTFOLIO BREAKDOWN
10/31/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                28.2%
--------------------------------------------------------------------------------
Utilities                                                                  16.9%
--------------------------------------------------------------------------------
Transportation                                                             12.1%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     10.8%
--------------------------------------------------------------------------------
General Obligation                                                          7.4%
--------------------------------------------------------------------------------
Other Revenue                                                               5.5%
--------------------------------------------------------------------------------
Higher Education                                                            5.4%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        5.3%
--------------------------------------------------------------------------------
Tax-Supported                                                               5.0%
--------------------------------------------------------------------------------
Corporate-Backed                                                            2.4%
--------------------------------------------------------------------------------
Housing                                                                     1.0%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

longer-term yields). On October 31, 2007, two-year, 10-year and 30-year Treasury yields were 3.94%, 4.48% and 4.75%, respectively. The yield on the two-year fell 66 basis points, while the 10-year fell 15 and the 30-year dropped 6 over the period. According to Municipal Market Data, at period-end, two-year, 10-year and 30-year municipal bonds yielded 3.33%, 3.81% and 4.40%, respectively. 5 Yield for the two-year fell 27 basis points, while 10-year and 30-year yields rose 5 and 30 basis points during the reporting period. 5

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to under-performance in adverse markets. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a relatively steep municipal yield curve compared to Treasuries, favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income. The Fund's credit quality improved during the six months under review as we found value in AAA-rated insured bonds. Credit spreads tightened to the point where we felt investors were not being adequately compensated for higher credit risk.

Thank you for your continued participation in Franklin Federal Tax-Free Income Fund. We look forward to serving your future investment needs.

5. Source: Thomson Financial.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


10 | Semiannual Report

Performance Summary as of 10/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FKTIX)                                    CHANGE          10/31/07       4/30/07
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.13            $11.98        $12.11
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/07-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.2690
--------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FFTBX)                                    CHANGE          10/31/07       4/30/07
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.13            $11.97        $12.10
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/07-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.2354
--------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FRFTX)                                    CHANGE          10/31/07       4/30/07
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.14            $11.97        $12.11
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/07-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.2357
--------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FAFTX)                              CHANGE          10/31/07       4/30/07
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.14            $11.98        $12.12
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/07-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.2744
--------------------------------------------------------------------------------------------------


                                                          Semiannual Report | 11

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE FOR REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH              1-YEAR            5-YEAR         10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +1.18%              +2.82%           +27.11%        +61.85%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               -3.14%              -1.54%            +4.00%         +4.48%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 3                              -1.31%            +3.53%         +4.50%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                4.27%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5             6.57%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        3.61%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                         5.55%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                  0.61%
---------------------------------------------------------------------------------------------------------------
CLASS B                                    6-MONTH              1-YEAR            5-YEAR    INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +0.89%              +2.24%           +23.61%        +43.43%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               -3.06%              -1.69%            +3.99%         +4.17%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 3                              -1.44%            +3.51%         +4.16%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                3.91%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5             6.02%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        3.23%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                         4.97%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                  1.17%
---------------------------------------------------------------------------------------------------------------
CLASS C                                    6-MONTH              1-YEAR            5-YEAR         10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +0.81%              +2.25%           +23.60%        +53.02%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               -0.18%              +1.27%            +4.33%         +4.35%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 3                              +1.44%            +3.84%         +4.36%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                3.92%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5             6.03%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        3.23%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                         4.97%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                  1.17%
---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 8                            6-MONTH              1-YEAR            5-YEAR         10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +1.14%              +2.91%           +27.66%        +62.62%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +1.14%              +2.91%            +5.00%         +4.98%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 3                              +3.09%            +4.51%         +5.00%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                4.55%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5             7.00%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        3.87%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                         5.95%
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                  0.52%
---------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


12 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 10/31/07.

5. Taxable equivalent distribution rate and yield assume the 2007 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Effective 3/20/02, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/20/02, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 3/19/02, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/20/02 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +33.48% and +5.28%.


                                                          Semiannual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                           VALUE 5/1/07        VALUE 10/31/07     PERIOD* 5/1/07-10/31/07
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,011.80               $3.08
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,022.07               $3.10
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,008.90               $5.91
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,019.25               $5.94
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,008.10               $5.91
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,019.25               $5.94
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,011.40               $2.63
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,022.52               $2.64
----------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.61%; B: 1.17%; C: 1.17%; and Advisor: 0.52%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                                          Semiannual Report | 15

Franklin Federal Tax-Free Income Fund

FINANCIAL HIGHLIGHTS

                                          ------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          OCTOBER 31, 2007                          YEAR ENDED APRIL 30,
CLASS A                                      (UNAUDITED)           2007           2006            2005           2004          2003
                                          ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period .............................     $     12.11     $     11.99    $     12.23    $      11.91    $     11.99   $     11.81
                                          ------------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ............            0.26            0.55           0.53            0.57           0.58          0.59
   Net realized and unrealized gains
      (losses) ........................           (0.12)           0.12          (0.22)           0.31          (0.10)         0.18
                                          ------------------------------------------------------------------------------------------
Total from investment operations ......            0.14            0.67           0.31            0.88           0.48          0.77
                                          ------------------------------------------------------------------------------------------
Less distributions from net investment
   income .............................           (0.27)          (0.55)         (0.55)          (0.56)         (0.56)        (0.59)
                                          ------------------------------------------------------------------------------------------
Redemption fees .......................              -- e            -- e           -- e            -- e           --            --
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period ........     $     11.98     $     12.11    $     11.99    $      12.23    $     11.91   $     11.99
                                          ==========================================================================================

Total return c ........................            1.18%           5.66%          2.55%           7.62%          4.08%         6.72%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..............................            0.61%           0.61%          0.61%           0.61%          0.61%         0.61%
Net investment income .................            4.38%           4.58%          4.33%           4.72%          4.79%         4.98%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....     $ 6,680,003     $ 6,570,140    $ 6,279,940    $  6,324,986    $ 6,357,878   $ 6,835,209
Portfolio turnover rate ...............            7.31%           6.13%          7.98%           6.74%          6.94%        13.18%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                          ------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          OCTOBER 31, 2007                          YEAR ENDED APRIL 30,
CLASS B                                      (UNAUDITED)           2007           2006            2005           2004          2003
                                          ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period .............................     $     12.10     $     11.98    $     12.22    $      11.90    $     11.99   $     11.81
                                          ------------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ............            0.23            0.49           0.46            0.50           0.51          0.53
   Net realized and unrealized gains
      (losses) ........................           (0.12)           0.11          (0.22)           0.31          (0.11)         0.18
                                          ------------------------------------------------------------------------------------------
Total from investment operations ......            0.11            0.60           0.24            0.81           0.40          0.71
                                          ------------------------------------------------------------------------------------------
Less distributions from net investment
   income .............................           (0.24)          (0.48)         (0.48)          (0.49)         (0.49)        (0.53)
                                          ------------------------------------------------------------------------------------------
Redemption fees .......................             -- e             -- e           -- e            -- e           --            --
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period ........     $     11.97     $     12.10    $     11.98    $      12.22    $     11.90   $     11.99
                                          ==========================================================================================

Total return c ........................            0.89%           5.08%          1.99%           7.00%          3.41%         6.13%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..............................            1.17%           1.17%          1.17%           1.17%          1.17%         1.17%
Net investment income .................            3.82%           4.02%          3.77%           4.16%          4.23%         4.42%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....     $   198,186     $   225,834    $   260,416    $    289,490    $   298,252   $   293,285
Portfolio turnover rate ...............            7.31%           6.13%          7.98%           6.74%          6.94%        13.18%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 17

Franklin Federal Tax-Free Income Fund

                                          ------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          OCTOBER 31, 2007                           YEAR ENDED APRIL 30,
CLASS C                                      (UNAUDITED)           2007           2006            2005           2004          2003
                                          ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period .............................     $     12.11     $     11.99    $     12.23    $      11.90    $     11.99   $     11.81
                                          ------------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ............            0.23            0.49           0.46            0.50           0.51          0.53
   Net realized and unrealized gains
     (losses) .........................           (0.13)           0.11          (0.22)           0.32          (0.11)         0.18
                                          ------------------------------------------------------------------------------------------
Total from investment operations ......            0.10            0.60           0.24            0.82           0.40          0.71
                                          ------------------------------------------------------------------------------------------
Less distributions from net investment
   income .............................           (0.24)          (0.48)         (0.48)          (0.49)         (0.49)        (0.53)
                                          ------------------------------------------------------------------------------------------
Redemption fees .......................              -- e            -- e           -- e            -- e           --            --
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period ........     $     11.97     $     12.11    $     11.99    $      12.23    $     11.90   $     11.99
                                          ==========================================================================================

Total return c ........................            0.81%           5.08%          1.99%           7.09%          3.39%         6.15%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..............................            1.17%           1.17%          1.17%           1.17%          1.17%         1.17%
Net investment income .................            3.82%           4.02%          3.77%           4.16%          4.23%         4.42%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....     $   484,432     $   449,918    $   403,084    $    371,438    $   373,431   $   394,026
Portfolio turnover rate ...............            7.31%           6.13%          7.98%           6.74%          6.94%        13.18%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                          ------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          OCTOBER 31, 2007                              YEAR ENDED APRIL 30,
ADVISOR CLASS                                (UNAUDITED)           2007           2006            2005           2004          2003
                                          ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period .............................     $     12.12     $     12.00    $     12.23    $      11.92    $     12.00   $     11.82
                                          ------------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ............            0.27            0.57           0.54            0.58           0.59          0.60
   Net realized and unrealized gains
      (losses) ........................           (0.14)           0.11          (0.21)           0.30          (0.10)         0.18
                                          ------------------------------------------------------------------------------------------
Total from investment operations ......            0.13            0.68           0.33            0.88           0.49          0.78
                                          ------------------------------------------------------------------------------------------
Less distributions from net investment
   income .............................           (0.27)          (0.56)         (0.56)          (0.57)         (0.57)        (0.60)
                                          ------------------------------------------------------------------------------------------
Redemption fees .......................              -- d            -- d           -- d            -- d           --            --
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period ........     $     11.98     $     12.12    $     12.00    $      12.23    $     11.92   $     12.00
                                          ==========================================================================================

Total return ..........................            1.14%           5.76%          2.63%           7.71%          4.17%         6.81%

RATIOS TO AVERAGE NET ASSETS c
Expenses ..............................            0.52%           0.52%          0.52%           0.52%          0.52%         0.52%
Net investment income .................            4.47%           4.67%          4.42%           4.81%          4.88%         5.07%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....     $   246,741     $   191,387    $   155,857    $    112,032    $    97,303   $    88,142
Portfolio turnover rate ...............            7.31%           6.13%          7.98%           6.74%          6.94%        13.18%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Ratios are annualized for periods less than one year.

d Amount rounds to less than $0.01 per share.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 19

Franklin Federal Tax-Free Income Fund

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.5%
  MUNICIPAL BONDS 98.5%
  ALABAMA 1.5%
  Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.125%,
    6/01/28 ................................................................................     $  7,000,000     $      7,162,960
  Auburn University General Fee Revenue, AMBAC Insured, 5.00%, 6/01/34 .....................       11,025,000           11,309,997
  Courtland IDB Solid Waste Disposal Revenue, Champion International Corp. Project,
       Refunding, 6.00%, 8/01/29 ...........................................................       12,000,000           12,328,680
       Series A, 6.70%, 11/01/29 ...........................................................        4,000,000            4,180,440
  Fairfield IDB Environmental Improvement Revenue, USX Corp. Project, Refunding, 5.45%,
    9/01/14 ................................................................................        1,445,000            1,480,403
  Homewood GO, wts., Refunding, FSA Insured, 4.75%, 9/01/30 ................................        9,265,000            9,340,880
  Mobile GO, wts., Refunding and Improvement, AMBAC Insured, 5.00%, 2/15/30 ................        5,000,000            5,174,350
  Montgomery County Public Building Authority Revenue, wts., Facilities Project, MBIA
    Insured, 5.00%, 3/01/31 ................................................................        6,250,000            6,482,125
  University of Alabama General Revenue, Series A,
       MBIA Insured, 5.00%, 7/01/29 ........................................................       10,000,000           10,301,600
       MBIA Insured, 5.00%, 7/01/34 ........................................................       11,500,000           11,800,265
       XLCA Insured, 5.00%, 7/01/28 ........................................................        6,065,000            6,302,081
       XLCA Insured, 5.00%, 7/01/32 ........................................................        6,500,000            6,721,065
  University of Alabama University Revenues, Hospital, Series A, MBIA Insured, Pre-Refunded,
    5.875%, 9/01/31 ........................................................................        5,000,000            5,374,150
  University of South Alabama University Revenues, Tuition, Capital Improvement, Refunding,
    AMBAC Insured, 5.00%, 12/01/36 .........................................................       11,570,000           11,987,908
                                                                                                                  -----------------
                                                                                                                       109,946,904
                                                                                                                  -----------------
  ALASKA 0.4%
  Alaska State HFC Revenue, General Housing, Series A, FGIC Insured, 5.00%,
       12/01/29 ............................................................................        4,000,000            4,112,560
       12/01/30 ............................................................................        3,500,000            3,594,220
  Alaska State International Airports Revenues, Series B,
       AMBAC Insured, Pre-Refunded, 5.25%, 10/01/27 ........................................       15,000,000           16,145,250
       MBIA Insured, 5.00%, 10/01/28 .......................................................        5,100,000            5,206,896
                                                                                                                  -----------------
                                                                                                                        29,058,926
                                                                                                                  -----------------
  ARIZONA 2.5%
  Downtown Phoenix Hotel Corp. Revenue, Senior Series A, FGIC Insured, 5.00%,
       7/01/29 .............................................................................       14,465,000           14,983,281
       7/01/36 .............................................................................       15,000,000           15,444,450
  Maricopa County IDA Health Facility Revenue, Catholic Healthcare West Project, Refunding,
    Series A, 5.00%, 7/01/16 ...............................................................       21,425,000           21,762,872
  Maricopa County IDA Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 .....       19,000,000           19,257,830
  Mesa IDAR, Discovery Health System, Series A, MBIA Insured, Pre-Refunded, 5.75%,
    1/01/25 ................................................................................       22,500,000           23,783,625
  Phoenix Civic Improvement Corp. Distribution Revenue, Capital Appreciation, Civic Plaza,
    Series B, FGIC Insured, zero cpn. to 7/01/13, 5.50% thereafter,
       7/01/32 .............................................................................        6,000,000            5,119,020
       7/01/34 .............................................................................        5,000,000            4,275,950
       7/01/35 .............................................................................        9,860,000            8,407,918


20 | Semiannual Report

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  ARIZONA (CONTINUED)
  Salt River Project Agricultural Improvement and Power District Electric System Revenue,
    Salt River Project,
       Refunding, Series A, 5.125%, 1/01/27 ................................................     $ 35,000,000     $     36,517,950
       Series B, 5.00%, 1/01/25 ............................................................       17,500,000           18,125,625
  Salt Verde Financial Corp. Senior Gas Revenue, 5.00%, 12/01/37 ...........................       10,000,000            9,652,900
  Scottsdale Municipal Property Corp. Excise Tax Revenue, Series A, Pre-Refunded, 5.00%,
    7/01/34 ................................................................................        7,500,000            8,088,525
  University Medical Center Corp. Revenue, 5.00%, 7/01/35 ..................................        7,000,000            6,716,150
                                                                                                                  -----------------
                                                                                                                       192,136,096
                                                                                                                  -----------------
  ARKANSAS 1.4%
  Arkansas State Development Finance Authority HMR, Series B-1, GNMA Secured, 5.80%,
    1/01/23 ................................................................................          135,000              136,482
  Arkansas State Development Finance Authority Revenue, White River Medical Center Project,
    5.60%, 6/01/24 .........................................................................        1,200,000            1,209,924
  Little Rock Sewer Revenue, Construction, Series A, FSA Insured, 5.00%, 6/01/31 ...........        8,690,000            9,045,247
  Pope County PCR, Arkansas Power and Light Co. Project, Refunding, 6.30%,
       12/01/16 ............................................................................        2,600,000            2,601,404
       11/01/20 ............................................................................       60,500,000           60,921,080
  Pulaski County Health Facilities Board Revenue, Nazareth Sisters of Charity, St. Vincent's
    Infirmary, MBIA Insured, ETM, 6.05%, 11/01/09 ..........................................          125,000              131,368
  Saline County Retirement Housing and Healthcare Facilities Board Revenue, Refunding,
    AMBAC Insured, 5.80%, 6/01/11 ..........................................................          180,000              180,294
  University of Arkansas University Revenues,
       AMBAC Insured, 5.00%, 11/01/31 ......................................................        7,705,000            8,010,349
       Construction, University of Arkansas for Medical Sciences Campus, Series B, MBIA
         Insured, 5.00%, 11/01/28 ..........................................................        1,000,000            1,038,200
       Construction, University of Arkansas for Medical Sciences Campus, Series B, MBIA
         Insured, 5.00%, 11/01/34 ..........................................................        9,000,000            9,288,990
       Various Facility, Fayetteville Campus, FGIC Insured, 5.00%, 12/01/27 ................        5,000,000            5,150,950
  University of Central Arkansas Revenue, FGIC Insured, 5.00%, 11/01/37 ....................        5,020,000            5,187,467
                                                                                                                  -----------------
                                                                                                                       102,901,755
                                                                                                                  -----------------
  CALIFORNIA 7.6%
  Alhambra COP, Clubhouse Facility Project, 11.25%,
       1/01/08 .............................................................................          410,000              414,912
       1/01/09 .............................................................................          455,000              460,392
       1/01/10 .............................................................................          500,000              505,825
  California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges,
    first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33 ......................       24,500,000           26,656,245
  California State GO,
       5.90%, 5/01/08 ......................................................................          235,000              237,902
       6.00%, 5/01/18 ......................................................................          535,000              541,238
       6.00%, 5/01/20 ......................................................................          850,000              860,829
       5.90%, 4/01/23 ......................................................................        1,200,000            1,209,192
       5.125%, 2/01/26 .....................................................................        7,500,000            7,764,375


                                                          Semiannual Report | 21

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  California State GO, (continued)
       Pre-Refunded, 5.125%, 6/01/25 .......................................................     $ 24,705,000     $     26,118,126
       Pre-Refunded, 5.25%, 4/01/27 ........................................................       17,500,000           19,159,000
       Pre-Refunded, 5.00%, 2/01/32 ........................................................       49,000,000           51,948,820
       Refunding, 5.00%, 2/01/24 ...........................................................        5,000,000            5,127,400
       Refunding, 5.125%, 6/01/25 ..........................................................          295,000              302,186
       Refunding, 5.00%, 2/01/26 ...........................................................       27,000,000           27,493,020
       Refunding, 5.00%, 2/01/26 ...........................................................       20,000,000           20,428,400
       Various Purpose, 5.25%, 11/01/25 ....................................................       16,260,000           17,041,618
       Various Purpose, 5.00%, 8/01/33 .....................................................       25,000,000           25,350,500
       Various Purpose, 5.50%, 11/01/33 ....................................................        2,500,000            2,646,100
  California State Public Works Board Lease Revenue, Various University of California
    Projects, Refunding, Series D, 5.00%, 5/01/27 ..........................................       10,000,000           10,244,600
  Foothill/Eastern Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, zero cpn., 1/15/24 .................................       65,000,000           25,077,000
       Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.85% thereafter, 1/15/23 ....       35,000,000           33,036,850
       Refunding, 5.75%, 1/15/40 ...........................................................       20,000,000           20,439,800
  Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
       Enhanced, Series A, AMBAC Insured, 5.00%, 6/01/45 ...................................       13,255,000           13,471,587
       Pre-Refunded, 5.375%, 6/01/28 .......................................................       50,000,000           52,436,500
       Series 2003 A-1, Pre-Refunded, 6.25%, 6/01/33 .......................................       26,000,000           28,542,020
  Hacienda La Puente USD, GO, Election of 2000, Series B, FSA Insured, Pre-Refunded,
    5.00%, 8/01/27 .........................................................................        5,000,000            5,386,650
  Inland Empire Tobacco Asset Securitization Corp. Revenue,
       Series A, 5.00%, 6/01/21 ............................................................       12,500,000           12,390,250
       Series C-1, zero cpn., 6/01/36 ......................................................      100,000,000           15,468,000
  Los Angeles CRDA Housing Revenue, Refunding, Series A, AMBAC Insured, 6.55%,
    1/01/27 ................................................................................          140,000              139,997
a Los Angeles Regional Airports Improvement Corp. Lease Revenue,
       Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 .............        7,500,000            7,304,175
       United Airlines, Los Angeles International, Refunding, 6.875%, 11/15/12 .............        8,400,000            7,394,100
  Los Angeles USD, GO, Series A, MBIA Insured, Pre-Refunded, 5.00%, 1/01/28 ................       25,000,000           26,881,250
  Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/25 ...........       10,000,000           10,378,400
  Metropolitan Water District of Southern California Waterworks Revenue, Series B-2,
    FGIC Insured, 5.00%, 10/01/27 ..........................................................        9,645,000           10,024,049
  Pajaro Valley USD, GO, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/26 ...............        5,285,000            5,693,689
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, Series A, 5.75%, 1/15/21 ...........................       50,000,000           51,845,500
       senior lien, 5.00%, 1/01/33 .........................................................        5,000,000            4,792,550
       senior lien, ETM, zero cpn., 1/01/23 ................................................        7,000,000            3,592,610
                                                                                                                  -----------------
                                                                                                                       578,805,657
                                                                                                                  -----------------
  COLORADO 2.8%
  Adams County Revenue, FHA Insured Mortgage, Platte Valley Medical Center, Refunding,
    MBIA Insured, 5.00%, 2/01/31 ...........................................................        6,560,000            6,656,235
  Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured,
       5.00%, 8/01/32 ......................................................................       10,000,000           10,446,300
       5.00%, 8/01/39 ......................................................................       15,000,000           15,585,150


22 | Semiannual Report

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  COLORADO (CONTINUED)
  Colorado Board of Governors University Enterprise System Revenue, Series A, FGIC Insured,
    5.00%, 3/01/37 .........................................................................     $ 10,000,000     $     10,322,800
  Colorado Health Facilities Authority Revenue,
       Catholic Health Initiatives, Series A, Pre-Refunded, 5.00%, 12/01/28 ................        2,000,000            2,037,780
       Kaiser Permanente, Series A, ETM, 5.35%, 11/01/16 ...................................       13,250,000           13,512,747
       Kaiser Permanente, Series B, ETM, 5.35%, 8/01/15 ....................................       20,200,000           21,215,858
  Colorado Springs Airport Revenue, Series C, zero cpn.,
       1/01/08 .............................................................................          800,000              794,464
       1/01/11 .............................................................................        1,450,000            1,262,370
  Colorado Water Resources and Power Development Authority Water Resources Revenue,
    Arapahoe County Water Improvement, Series E, MBIA Insured, 5.00%, 12/01/35 .............       10,000,000           10,362,400
  Denver City and County Airport Revenue,
       Refunding, Series E, MBIA Insured, 5.25%, 11/15/23 ..................................       43,000,000           43,449,350
       System, Refunding, Series A, XLCA Insured, 5.00%, 11/15/25 ..........................        8,000,000            8,321,600
  Denver City and County School District No. 1 COP, Denver School Facilities Leasing Corp.,
    AMBAC Insured, 5.50%, 12/15/08 .........................................................          330,000              330,479
  Denver Convention Center Hotel Authority Revenue, Senior Series A, XLCA Insured,
    Pre-Refunded, 4.75%, 12/01/28 ..........................................................       13,500,000           14,324,580
  Littleton MFHR, Riverpointe I, Series A, FSA Insured, Pre-Refunded, 5.95%, 4/01/29 .......       10,530,000           11,045,128
  Mesa State College Auxiliary Facilities Enterprise Revenue, XLCA Insured, 5.00%,
    5/15/35 ................................................................................        9,950,000           10,226,212
  Northwest Parkway Public Highway Authority Revenue, Series A, AMBAC Insured, 5.125%,
    6/15/31 ................................................................................        7,500,000            7,816,650
  Pueblo County School District No. 060 GO, FGIC Insured, 5.00%, 12/15/22 ..................        5,500,000            5,707,955
  Thornton Water Enterprise Revenue, MBIA Insured, 5.00%, 12/01/34 .........................       10,000,000           10,330,300
  University of Colorado Hospital Authority Revenue, Series A, AMBAC Insured, 5.00%,
    11/15/29 ...............................................................................        8,500,000            8,645,435
                                                                                                                  -----------------
                                                                                                                       212,393,793
                                                                                                                  -----------------
  CONNECTICUT 0.2%
  Connecticut State Health and Educational Facilities Authority Revenue, Yale-New Haven
    Hospital, Series J-1, AMBAC Insured, 5.00%, 7/01/31 ....................................       10,500,000           10,887,555
  Meriden Housing Authority MFR, Connecticut Baptist Housing Project, GNMA Secured,
    5.80%, 8/20/39 .........................................................................        2,640,000            2,782,428
                                                                                                                  -----------------
                                                                                                                        13,669,983
                                                                                                                  -----------------
  DISTRICT OF COLUMBIA 1.6%
  District of Columbia GO,
       Series A, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/30 ...............................       22,860,000           24,759,209
       Series A, FGIC Insured, Pre-Refunded, 5.00%, 6/01/28 ................................       22,475,000           24,050,273
       Series A, FSA Insured, 5.375%, 6/01/24 ..............................................        3,580,000            3,688,904
       Series A, FSA Insured, Pre-Refunded, 5.375%, 6/01/24 ................................        1,420,000            1,476,459
       Series E, MBIA Insured, ETM, 6.00%, 6/01/13 .........................................           15,000               15,028
  District of Columbia Revenue,
       Capital Appreciation, Georgetown University, Series A, MBIA Insured, zero cpn.,
         4/01/20 ...........................................................................        8,860,000            4,774,388
       Capital Appreciation, Georgetown University, Series A, MBIA Insured, zero cpn.,
         4/01/22 ...........................................................................       12,870,000            6,133,198


                                                          Semiannual Report | 23

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  DISTRICT OF COLUMBIA (CONTINUED)
  District of Columbia Revenue, (continued)
       Capital Appreciation, Georgetown University, Series A, MBIA Insured, zero cpn.,
         4/01/23 ...........................................................................     $ 14,160,000     $      6,345,662
       Deed Tax, Housing Product Trust Fund, Series A, MBIA Insured, 5.00%, 6/01/32 ........        5,000,000            5,157,200
       Gains-Georgetown University, Capital Appreciation, Refunding, AMBAC Insured, zero cpn.
         to 4/01/18, 5.00% thereafter, 4/01/32 .............................................       15,370,000            9,028,953
  District of Columbia Tobacco Settlement Financing Corp. Revenue, Refunding, Asset-Backed
    Bonds, 6.50%, 5/15/33 ..................................................................       35,000,000           36,520,400
                                                                                                                  -----------------
                                                                                                                       121,949,674
                                                                                                                  -----------------
  FLORIDA 5.8%
  Brevard County Local Option Fuel Tax Revenue, FGIC Insured, 5.00%, 8/01/37 ...............       12,245,000           12,673,820
  Broward County School Board COP,
       MBIA Insured, 5.00%, 7/01/28 ........................................................       17,415,000           17,783,501
       Series A, FSA Insured, 5.25%, 7/01/24 ...............................................       25,000,000           26,163,500
  Cape Coral Water and Sewer Revenue, AMBAC Insured, 5.00%, 10/01/36 .......................        5,000,000            5,177,850
  Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Series A-2,
    AMBAC Insured, Pre-Refunded, 5.75%, 11/15/29 ...........................................       10,000,000           10,539,900
  Florida State Board of Education Capital Outlay GO, Public Education, Refunding, Series D,
       5.75%, 6/01/22 ......................................................................       10,000,000           10,634,900
       6.00%, 6/01/23 ......................................................................       17,500,000           20,939,450
  Florida State Mid-Bay Bridge Authority Revenue, Series A,
       AMBAC Insured, zero cpn., 10/01/23 ..................................................        4,950,000            2,199,483
       AMBAC Insured, zero cpn., 10/01/24 ..................................................        2,970,000            1,246,093
       Pre-Refunded, zero cpn., 10/01/23 ...................................................           50,000               24,589
       Pre-Refunded, zero cpn., 10/01/24 ...................................................           30,000               13,934
  Hernando County School Board COP, MBIA Insured, 5.00%, 7/01/30 ...........................       10,000,000           10,255,200
  Hillsborough County IDAR, Refunding, Series A, 5.25%, 10/01/24 ...........................       13,500,000           13,801,590
  Hillsborough County School Board COP,
       Master Lease Program, Series B, MBIA Insured, 5.00%, 7/01/27 ........................        5,000,000            5,145,950
       Refunding, Series A, MBIA Insured, 5.00%, 7/01/25 ...................................        5,000,000            5,080,400
  Indian River County School Board COP, FGIC Insured, 5.00%, 7/01/27 .......................       16,485,000           17,071,536
  Jacksonville Capital Improvement Revenue, Series A, AMBAC Insured, 5.00%, 10/01/30 .......       20,175,000           20,649,516
  Jacksonville Economic Development Commission Health Care Facilities Revenue, Mayo Clinic,
    5.00%, 11/15/36 ........................................................................       17,950,000           18,299,307
  Jacksonville Excise Taxes Revenue, Series A, AMBAC Insured, 5.00%, 10/01/32 ..............        6,015,000            6,233,224
  Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%,
       10/01/23 ............................................................................        6,000,000            6,184,080
       10/01/26 ............................................................................       20,000,000           20,591,800
  Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/31 .......................        5,000,000            5,095,600
  Lee County Transportation Facilities Revenue, Sanibel Bridges and Causeway, Series B,
    CIFG Insured, 5.00%, 10/01/35 ..........................................................       10,645,000           10,909,848
  Miami-Dade County Aviation Revenue, Miami International Airport, Hub of the Americas,
    Refunding, Series A, CIFG Insured, 5.00%, 10/01/38 .....................................       15,000,000           15,038,100
  Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A,
    MBIA Insured, 5.00%, 6/01/30 ...........................................................       10,630,000           10,939,971


24 | Semiannual Report

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  Miami-Dade County Special Obligation Revenue,
     Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%, 4/01/32 ..................     $ 10,000,000     $     10,261,300
     Sub Series B, MBIA Insured, zero cpn., 10/01/34 .......................................        5,500,000            1,282,545
  Orlando Utilities Commission Water and Electric Revenue, Refunding, 5.00%, 10/01/22 ......        7,500,000            7,793,550
  Orlando-Orange County Expressway Authority Revenue,
     Series A, FSA Insured, 5.00%, 7/01/32 .................................................       12,000,000           12,465,000
     Series B, AMBAC Insured, 5.00%, 7/01/28 ...............................................       10,630,000           10,951,026
  Palm Beach County School Board COP,
     Refunding, Series D, FSA Insured, 5.00%, 8/01/28 ......................................       25,000,000           25,451,750
     Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/23 ..................................        5,100,000            5,488,773
  Port St. Lucie GO, MBIA Insured, 5.00%, 7/01/32 ..........................................        7,000,000            7,247,100
  South Broward Hospital District Revenue, South Broward Hospital District, Refunding,
    4.75%, 5/01/28 .........................................................................       10,000,000            9,832,700
  South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida
    Group, 5.00%, 8/15/32 ..................................................................       31,070,000           31,258,906
  St. Lucie County Transportation Revenue, AMBAC Insured, 5.00%, 8/01/27 ...................        5,785,000            6,052,498
  Tallahassee Energy System Revenue, Refunding, MBIA Insured, 5.00%, 10/01/37 ..............       20,000,000           20,726,600
  Tampa Bay Water Utility System Revenue, Series B, FGIC Insured,
     5.00%, 10/01/26 .......................................................................        5,245,000            5,400,200
     5.00%, 10/01/31 .......................................................................       10,000,000           10,191,200
     Pre-Refunded, 5.00%, 10/01/26 .........................................................        4,755,000            5,014,861
                                                                                                                  -----------------
                                                                                                                       442,111,151
                                                                                                                  -----------------
  GEORGIA 4.1%
  Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
     Refunding, Series C, FSA Insured, 5.00%, 1/01/33 ......................................       29,520,000           30,053,131
     Series J, FSA Insured, 5.00%, 1/01/29 .................................................       10,000,000           10,234,800
  Atlanta Airport Revenue, General,
     Series A, FGIC Insured, Pre-Refunded, 5.50%, 1/01/26 ..................................       18,295,000           19,260,244
     Series G, FSA Insured, 5.00%, 1/01/30 .................................................       18,285,000           18,692,024
  Atlanta Development Authority Revenue,
     Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/24 .........        6,385,000            6,901,291
     Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/25 .........        6,955,000            7,514,669
     Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26 .........        5,000,000            5,398,250
     Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/27 .........        5,000,000            5,398,850
     Yamacraw Design Center Project, Series A, MBIA Insured, Pre-Refunded, 5.125%,
       1/01/27 .............................................................................        5,000,000            5,293,600
  Atlanta Development Authority Student Housing Facilities Revenue, Piedmont Ellis LLC,
    Series A, XLCA Insured, 5.00%, 9/01/30 .................................................       10,000,000           10,372,700
  Atlanta Water and Wastewater Revenue,
     FSA Insured, 5.00%, 11/01/34 ..........................................................       20,205,000           20,890,556
     Refunding, Series A, MBIA Insured, 5.00%, 11/01/33 ....................................       13,000,000           13,303,940
  Clark County Hospital Authority Revenue, Athens Regional Medical Center Project,
    MBIA Insured, 5.00%, 1/01/27 ...........................................................        5,000,000            5,200,850
  Clayton County Development Authority Student Housing and Activity Center Revenue,
    CSU Foundation Real Estate I LLC Project, XLCA Insured, 5.00%, 7/01/33 .................       11,125,000           11,450,629


                                                          Semiannual Report | 25

Franklin Federal Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  GEORGIA (CONTINUED)
  Cobb County Hospital Authority Revenue, Refunding, AMBAC Insured, 5.00%, 4/01/28 .........    $ 18,000,000     $     18,755,640
  De Kalb County Water and Sewer Revenue, 5.25%, 10/01/25 ..................................      12,000,000           12,721,080
  Griffin Combined Public Utility Revenue, Refunding and Improvement, AMBAC Insured,
    5.00%, 1/01/25 .........................................................................       5,000,000            5,213,350
  Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital
    Systems Inc. Project, Series B, MBIA Insured, Pre-Refunded, 5.30%, 9/01/27 .............      10,000,000           10,872,500
  Gwinnett County Water and Sewer Authority Revenue, Pre-Refunded, 5.25%, 8/01/25 ..........      20,000,000           21,497,000
  Henry County and Henry County Water and Sewer Authority Revenue, Refunding and
    Improvement, Series A, MBIA Insured, 5.00%, 2/01/26 ....................................       5,770,000            6,007,666
  Houston County Hospital Authority Revenue, Anticipation Certificates, Houston Healthcare
    Project, 5.25%, 10/01/35 ...............................................................      10,485,000           10,613,756
  Jefferson Public Building Authority Revenue, Jackson County Facilities, Series A,
    XLCA Insured, 5.00%, 3/01/32 ...........................................................       6,075,000            6,252,511
  Main Street Natural Gas Inc. Gas Prior Revenue, Series A, 5.50%, 9/15/28 .................       5,000,000            5,124,950
  Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second Indenture Series,
    MBIA Insured, Pre-Refunded, 5.00%,
     7/01/23 ...............................................................................      10,150,000           10,822,539
     7/01/25 ...............................................................................      12,160,000           12,965,722
     7/01/26 ...............................................................................      12,800,000           13,648,128
  Richmond County Development Authority Educational Facilities Revenue, MCG-PPG Cancer
    Research Center, Series A, AMBAC Insured, 5.00%, 12/15/29 ..............................       5,000,000            5,193,650
                                                                                                                 -----------------
                                                                                                                      309,654,026
                                                                                                                 -----------------
  HAWAII 0.8%
  Hawaii State Airports System Revenue, Second Series,
     ETM, 6.90%, 7/01/12 ...................................................................         500,000              539,235
     MBIA Insured, ETM, 6.90%, 7/01/12 .....................................................         400,000              431,940
  Hawaii State Department of Budget and Finance Special Purpose Revenue,
     Kaiser Permanente, Series A, ETM, 5.15%, 3/01/15 ......................................       4,000,000            4,104,760
     Wilcox Memorial Hospital Projects, Refunding, 5.25%, 7/01/13 ..........................         600,000              610,956
     Wilcox Memorial Hospital Projects, Refunding, 5.35%, 7/01/18 ..........................       2,040,000            2,062,970
     Wilcox Memorial Hospital Projects, Refunding, 5.50%, 7/01/28 ..........................       2,410,000            2,425,761
  Hawaii State GO,
     Refunding, Series BW, 6.375%, 3/01/11 .................................................          95,000              103,490
     Series BW, ETM, 6.375%, 3/01/11 .......................................................           5,000                5,449
     Series CA, 6.00%, 1/01/09 .............................................................         100,000              102,894
     Series CT, FSA Insured, Pre-Refunded, 5.875%, 9/01/19 .................................       5,000,000            5,265,450
  Hawaii State Housing Finance and Development Corp. SFM Purchase Revenue, Refunding,
    Series A, FNMA Insured, 5.75%, 7/01/30 .................................................         310,000              317,682
  Honolulu City and County Board of Water Supply Water System Revenue, Refunding, Series A,
    MBIA Insured, 5.00%, 7/01/36 ...........................................................      20,000,000           20,608,000
  Honolulu City and County GO,
     Refunding, Series C, FGIC Insured, 5.00%, 7/01/20 .....................................       5,250,000            5,394,953
     Series 1992, ETM, 6.00%, 12/01/14 .....................................................         150,000              171,693
  Honolulu City and County MFHR, Waipahu Towers Project, Series A, 6.90%, 6/20/35 ..........       1,185,000            1,186,884


26 | Semiannual Report

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  HAWAII (CONTINUED)
  Honolulu City and County Wastewater System Revenue,
     First Bond Resolution, Senior Series, AMBAC Insured, Pre-Refunded, 5.125%,
       7/01/31 .............................................................................     $  8,000,000     $      8,444,880
     Second Bond Resolution, Refunding, Junior Series, FGIC Insured, 5.00%, 7/01/23 ........       10,000,000           10,256,600
  Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 ......................          220,000              234,183
                                                                                                                  -----------------
                                                                                                                        62,267,780
                                                                                                                  -----------------
  IDAHO 0.0% b
  Idaho Housing Agency Revenue, Refunding, Series D-1, 6.45%, 7/01/19 ......................          195,000              194,442
                                                                                                                  -----------------
  ILLINOIS 4.9%
  Aurora Waterworks and Sewer Revenue, XLCA Insured, 4.75%, 12/01/36 .......................        7,765,000            7,656,290
  Bourbonnais Industrial Project Revenue, Olivet Nazarene University Project, Radian
    Insured, 5.125%, 11/01/37 ..............................................................        5,000,000            4,973,400
  Chicago COP, AMBAC Insured, 7.75%, 7/15/11 ...............................................        8,400,000            9,199,176
  Chicago GO, Lakefront Millennium Parking Facilities, MBIA Insured, ETM, 5.75%, 1/01/23 ...        8,955,000           10,529,110
  Chicago Sales Tax Revenue, FGIC Insured, Pre-Refunded, 5.375%, 1/01/27 ...................        3,060,000            3,130,135
  Chicago SFMR, Collateral, Series A, GNMA Secured, 7.25%, 9/01/28 .........................            5,000                5,056
  Illinois Development Finance Authority Hospital Revenue,
     Adventist Health System, Sunbelt Obligation, Pre-Refunded, 5.65%, 11/15/24 ............        6,030,000            6,343,862
     Adventist Health System, Sunbelt Obligation, Pre-Refunded, 5.50%, 11/15/29 ............       20,000,000           20,982,800
     Sisters of St. Francis Health Services, Refunding, MBIA Insured, Pre-Refunded, 5.375%,
       11/01/27 ............................................................................        5,000,000            5,100,000
  Illinois Development Finance Authority Revenue, Provena Health, Refunding, Series A,
    MBIA Insured, 5.50%, 5/15/21 ...........................................................       10,000,000           10,192,200
  Illinois Finance Authority Revenue,
     Columbia College, MBIA Insured, 5.00%, 12/01/32 .......................................       15,440,000           15,870,158
     Sherman Health System, Series A, 5.50%, 8/01/37 .......................................        5,000,000            5,029,500
  Illinois HDA Revenue, MF Program, Series 1,
     6.625%, 9/01/12 .......................................................................        3,730,000            3,737,385
     6.75%, 9/01/21 ........................................................................        3,285,000            3,291,800
  Illinois Health Facilities Authority Revenue,
     Children's Memorial Hospital, Series A, AMBAC Insured, Pre-Refunded, 5.75%,
       8/15/25 .............................................................................        9,120,000            9,563,962
     Loyola University Health Systems, Refunding, Series A, MBIA Insured, 5.625%,
       7/01/18 .............................................................................        7,090,000            7,171,889
     Loyola University Health Systems, Series A, MBIA Insured, ETM, 5.625%, 7/01/18 ........        2,105,000            2,409,130
     Methodist Medical Center, Refunding, MBIA Insured, 5.25%, 11/15/21 ....................        2,885,000            2,954,500
     Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%,
       11/15/28 ............................................................................        7,500,000            7,610,325
     South Suburban Hospital, ETM, 7.00%, 2/15/18 ..........................................        4,200,000            4,935,924
  Illinois Municipal Electric Agency Power Supply Revenue, Series A, FGIC Insured, 5.00%,
    2/01/35 ................................................................................       20,000,000           20,625,600
  Illinois State GO, FSA Insured, 5.00%, 9/01/29 ...........................................       12,000,000           12,447,240
  Kane County School District No. 129 GO, Series A, FGIC Insured, Pre-Refunded, 5.25%,
    2/01/22 ................................................................................        5,285,000            5,633,229


                                                          Semiannual Report | 27

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  ILLINOIS (CONTINUED)
  Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
     Capital Appreciation, 2002, Series A, FGIC Insured, ETM, zero cpn., 6/15/08 ...........     $  7,000,000     $      6,854,750
     Capital Appreciation, 2002, Series A, FGIC Insured, ETM, zero cpn., 6/15/09 ...........        9,275,000            8,773,501
     Capital Appreciation, 2002, Series A, FGIC Insured, zero cpn., 6/15/08 ................          185,000              181,108
     Capital Appreciation, 2002, Series A, FGIC Insured, zero cpn., 6/15/09 ................          235,000              222,082
     Capital Appreciation, McCormick Place, Refunding, Series B, MBIA Insured, zero cpn.
       to 6/14/12, 5.50% thereafter, 6/15/20 ...............................................        8,240,000            7,106,588
     Capital Appreciation, McCormick Place, Refunding, Series B, MBIA Insured, zero cpn.
       to 6/14/12, 5.55% thereafter, 6/15/21 ...............................................        6,000,000            5,162,640
     Capital Appreciation, McCormick Place, Refunding, Series B, zero cpn. to 6/14/17,
       5.65% thereafter, 6/15/22 ...........................................................       30,000,000           20,500,800
     Capital Appreciation, Series A, FGIC Insured, ETM, zero cpn., 6/15/08 .................        1,315,000            1,287,714
     Capital Appreciation, Series A, FGIC Insured, ETM, zero cpn., 6/15/09 .................        1,490,000            1,409,436
     McCormick Place Expansion Project, 6.50%, 6/15/22 .....................................            5,000                5,011
     McCormick Place Expansion Project, 6.50%, 6/15/27 .....................................          555,000              556,199
     McCormick Place Expansion Project, Refunding, FGIC Insured, 5.25%, 12/15/28 ...........       39,580,000           40,658,555
     McCormick Place Expansion Project, Series A, FGIC Insured, 6.65%, 6/15/12 .............          250,000              250,570
     McCormick Place Expansion Project, Series A, FGIC Insured, ETM, zero cpn., 6/15/10 ....        7,845,000            7,154,483
     McCormick Place Expansion Project, Series A, FGIC Insured, ETM, zero cpn., 6/15/11 ....        9,690,000            8,506,463
     McCormick Place Expansion Project, Series A, FGIC Insured, zero cpn., 6/15/10 .........          155,000              141,031
     McCormick Place Expansion Project, Series A, MBIA Insured, 5.00%, 12/15/28 ............       26,795,000           27,478,272
  Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick
    Place Convention Center, ETM, 7.00%, 7/01/26 ...........................................       12,000,000           15,618,240
  Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ......        1,000,000            1,214,580
  Southwestern Illinois Development Authority IDR, Spectrulite Consortium Inc. Project,
    6.625%, 2/01/10 ........................................................................        1,950,000            1,952,652
  Southwestern Illinois Development Authority Revenue, Capital Appreciation,
    Local Government Program, FSA Insured, zero cpn.,
     12/01/24 ..............................................................................        3,850,000            1,753,521
     12/01/26 ..............................................................................        7,700,000            3,162,852
  University of Illinois University Revenues, Auxiliary Facilities System,
     AMBAC Insured, zero cpn., 4/01/10 .....................................................       14,250,000           13,062,547
     Refunding, Series A, AMBAC Insured, 5.00%, 4/01/30 ....................................        5,000,000            5,119,150
     Refunding, Series B, FGIC Insured, 5.125%, 4/01/26 ....................................        3,585,000            3,681,042
     Series B, FGIC Insured, Pre-Refunded, 5.125%, 4/01/26 .................................        8,415,000            8,852,917
  Upper River Valley Development Authority Environmental Facilities Revenue, General
    Electric Co. Project, 5.45%, 2/01/23 ...................................................        3,600,000            3,680,460
                                                                                                                 ------------------
                                                                                                                       373,739,835
                                                                                                                 ------------------
  INDIANA 1.3%
  Indiana Health and Educational Facility Financing Authority Hospital Revenue, 5.50%,
    3/01/27 ...............................................................................        5,000,000             5,032,200
  Indiana Health Facility Financing Authority Hospital Revenue,
     Community Foundation Northwest Indiana, Refunding, Series A, 6.375%, 8/01/21 .........       15,590,000            16,316,026
     Community Foundation Northwest Indiana, Series A, Pre-Refunded, 6.375%, 8/01/21 ......        1,910,000             2,113,281
     Jackson County Schneck Memorial Hospital, Refunding, 5.25%, 2/15/22 ..................        1,200,000             1,211,940


28 | Semiannual Report

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  INDIANA (CONTINUED)
  Indiana Health Facility Financing Authority Revenue, Greenwood Village South Project,
    Refunding, 5.625%, 5/15/28 .............................................................     $  1,750,000     $      1,738,380
  Indiana State Development Financing Authority Environmental Revenue, Refunding, 6.25%,
    7/15/30 ................................................................................        2,000,000            2,030,420
  Indiana State Educational Facilities Authority Revenue,
     DePauw University Project, Refunding, 5.30%, 7/01/16 ..................................          600,000              620,112
     Valparaiso University, Refunding, AMBAC Insured, 5.125%, 10/01/23 .....................        2,015,000            2,065,496
  Indiana State HFA, SFMR, Refunding,
     Series A, 6.75%, 1/01/10 ..............................................................        1,745,000            1,748,455
     Series A, 6.80%, 1/01/17 ..............................................................       12,835,000           12,889,934
     Series A-2, GNMA Secured, 6.10%, 7/01/22 ..............................................          185,000              187,337
  Indiana Transportation Finance Authority Highway Revenue,
     Pre-Refunded, 5.375%, 12/01/25 ........................................................        2,235,000            2,360,674
     Refunding, 5.375%, 12/01/25 ...........................................................       12,765,000           13,482,776
  Indianapolis Local Public Improvement Bond Bank Revenue, Waterworks Project, Series A,
    MBIA Insured, Pre-Refunded, 5.25%, 7/01/33 .............................................       19,020,000           20,403,895
c Jasper County EDR, Georgia-Pacific Corp. Project,
     5.625%, 12/01/27 ......................................................................        3,500,000            3,328,290
     Refunding, 6.70%, 4/01/29 .............................................................        3,000,000            3,055,290
  Madison County Authority Anderson Hospital Revenue, Refunding, Series A, BIG Insured,
    8.00%, 1/01/14 .........................................................................           85,000               85,145
  New Albany Floyd County School Building Corp. Revenue, first mortgage, MBIA Insured,
    Pre-Refunded, 5.375%, 1/15/18 ..........................................................        1,500,000            1,549,815
  Petersburg PCR, 5.75%, 8/01/21 ...........................................................        5,000,000            5,252,950
  Rochester Community Multi-School Building Corp. Revenue, first mortgage, AMBAC Insured,
    Pre-Refunded, 5.20%, 1/15/18 ...........................................................        1,000,000            1,023,320
                                                                                                                  -----------------
                                                                                                                        96,495,736
                                                                                                                  -----------------
  KANSAS 0.7%
  Burlington PCR, Kansas Gas and Electric Co. Project, Refunding,
     Series A, MBIA Insured, 5.30%, 6/01/31 ................................................       18,000,000           19,041,480
     Series B, MBIA Insured, 4.85%, 6/01/31 ................................................       19,325,000           19,405,005
  Kansas State Development Finance Authority Health Facilities Revenue, Stormont-Vail
    HealthCare Inc., Series L, MBIA Insured, 5.125%, 11/15/36 ..............................        5,000,000            5,196,700
  Kansas State Development Finance Authority Hospital Revenue, Susan B. Allen Memorial
    Hospital, Series Z, Radian Insured, 5.25%, 12/15/23 ....................................        2,000,000            2,044,340
  Kansas State Development Finance Authority Revenue, Water Pollution Control,
    Revolving Fund,
     Refunding, Series II, 5.125%, 11/01/18 ................................................        3,450,000            3,608,596
     Series II, Pre-Refunded, 5.125%, 11/01/18 .............................................        1,550,000            1,643,605
  Newton Hospital Revenue, Newton Healthcare Corp., Refunding, Series A, 5.70%,
    11/15/18 ...............................................................................        1,875,000            1,886,100
  Shawnee County USD No. 437 Auburn-Washburn GO, Refunding, FSA Insured, 5.00%,
    9/01/20 ................................................................................        2,500,000            2,578,700
                                                                                                                  -----------------
                                                                                                                        55,404,526
                                                                                                                  -----------------


                                                          Semiannual Report | 29

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  KENTUCKY 1.3%
  Jefferson County Capital Projects Corp. Lease Revenue, Refunding, Series A, zero cpn.,
     8/15/08 ...............................................................................    $    4,505,000    $      4,385,032
     8/15/09 ...............................................................................         4,580,000           4,301,490
     8/15/10 ...............................................................................         4,620,000           4,134,207
     8/15/13 ...............................................................................         6,825,000           5,389,225
     8/15/14 ...............................................................................         6,860,000           5,192,951
     8/15/16 ...............................................................................         7,005,000           4,842,697
     8/15/17 ...............................................................................         7,115,000           4,666,800
  Kentucky Economic Development Finance Authority Health System Revenue,
    Norton Healthcare Inc.,
     Refunding, Series B, MBIA Insured, zero cpn., 10/01/18 ................................         8,585,000           5,228,093
     Refunding, Series C, MBIA Insured, 6.05%, 10/01/19 ....................................         7,385,000           8,228,293
     Refunding, Series C, MBIA Insured, 6.10%, 10/01/21 ....................................         6,050,000           6,729,657
     Refunding, Series C, MBIA Insured, 6.10%, 10/01/23 ....................................        11,295,000          12,526,268
     Series C, MBIA Insured, Pre-Refunded, 6.05%, 10/01/19 .................................         3,695,000           4,187,765
     Series C, MBIA Insured, Pre-Refunded, 6.10%, 10/01/21 .................................         2,875,000           3,266,000
     Series C, MBIA Insured, Pre-Refunded, 6.10%, 10/01/23 .................................         5,650,000           6,418,400
  Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
    Regional Health Center Facility, Refunding and Improvement,
     5.80%, 10/01/12 .......................................................................         1,000,000           1,011,550
     5.85%, 10/01/17 .......................................................................         5,615,000           5,659,752
  Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project,
    Series A, MBIA Insured, 5.00%, 9/01/32 .................................................        10,000,000          10,417,000
  Owensboro Electric Light and Power Revenue, Series B, AMBAC Insured, zero cpn., 1/01/08 ..         5,250,000           5,221,335
                                                                                                                  -----------------
                                                                                                                       101,806,515
                                                                                                                  -----------------
  LOUISIANA 3.7%
  Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project, Refunding, 6.75%,
    10/01/12 ...............................................................................        14,285,000          14,306,713
  Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish Memorial
    Hospital Project, Refunding, Series A, Connie Lee Insured,
     6.375%, 12/01/12 ......................................................................         3,805,000           4,023,597
     6.50%, 12/01/18 .......................................................................         5,530,000           6,479,888
     6.65%, 12/01/21 .......................................................................         3,145,000           3,152,013
     6.85%, 12/01/22 .......................................................................        11,040,000          11,063,074
  East Baton Rouge Mortgage Finance Authority SFM Purchase Revenue, Series A, 6.80%,
    10/01/28 ...............................................................................           895,000             897,962
  Ernest N. Morial New Orleans Exhibit Hall Authority Special Tax, senior sub. note,
    Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/15/33 ..................................        30,350,000          32,518,507
  Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured, 5.00%,
    11/01/27 ...............................................................................         5,655,000           5,834,886
  Jefferson Parish Home Mortgage Authority SFMR, Refunding, Series G-2, GNMA Secured,
    5.55%, 6/01/32 .........................................................................         1,025,000           1,036,224
  Lafayette Communications Systems Revenue, XLCA Insured, 5.25%, 11/01/27 ..................        12,485,000          13,262,691
  Lafayette Public Improvement Sales Tax GO, Series B, MBIA Insured, 4.75%, 3/01/30 ........         5,055,000           5,126,983


30 | Semiannual Report

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  LOUISIANA (CONTINUED)
  Louisiana Local Government Environmental Facilities and CDA Revenue,
     Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/31 .......................    $    4,290,000    $      4,370,309
     MBIA Insured, 5.00%, 12/01/26 .........................................................         5,605,000           5,766,480
d Louisiana Local Government Environmental Facilities and CDA Revenue, Bossier City
    Public Improvement Projects, MBIA Insured, 5.00%, 11/01/32 .............................         6,730,000           6,948,590
  Louisiana Public Facilities Authority Revenue,
     Millennium Housing LLC Student Housing, CIFG Insured, 5.00%, 11/01/30 .................        10,000,000          10,349,800
     Ochsner Clinic Foundation Project, Refunding, Series B, ETM, 5.75%, 5/15/23 ...........        10,000,000          11,667,400
     Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/38 ...........................        10,260,000          10,259,795
     Ochsner Clinic Foundation Project, Series B, 5.50%, 5/15/47 ...........................        10,000,000          10,118,100
     Tulane University, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/32 ..............         5,000,000           5,310,550
  Louisiana State Gas and Fuels Tax Revenue, Series A,
     AMBAC Insured, 5.00%, 6/01/27 .........................................................        19,250,000          19,731,058
     FSA Insured, 4.75%, 5/01/39 ...........................................................        17,250,000          17,345,738
  Louisiana State GO, Series A, FGIC Insured, Pre-Refunded, 5.00%, 11/15/19 ................         9,000,000           9,408,240
d New Orleans GO, Radian Insured,
     5.00%, 12/01/27 .......................................................................         5,935,000           5,868,409
     5.125%, 12/01/33 ......................................................................        11,645,000          11,439,699
  Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ...         2,200,000           2,201,650
  St. Charles Parish Consolidated Waterworks and Wastewater District No. 1 Revenue,
    Series A, AMBAC Insured, 5.00%, 7/01/36 ................................................         6,230,000           6,383,071
  St. John the Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/01/37 .......        40,500,000          40,102,695
  West Feliciana Parish PCR, Gulf States Utilities Co. Project, 7.00%, 11/01/15 ............         3,050,000           3,069,093
                                                                                                                  -----------------
                                                                                                                       278,043,215
                                                                                                                  -----------------
  MAINE 0.2%
  Jay Solid Waste Disposal Revenue, International Paper Co. Project, Refunding, Series B,
    6.20%, 9/01/19 .........................................................................         8,000,000           8,309,360
  Maine Health and Higher Educational Facilities Authority Revenue, Series A, MBIA
    Insured, 5.00%, 7/01/32 ................................................................         6,045,000           6,233,664
                                                                                                                  -----------------
                                                                                                                        14,543,024
                                                                                                                  -----------------
  MARYLAND 0.7%
  Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.00%,
    9/01/32 ................................................................................         3,500,000           3,638,985
  Baltimore Project Revenue,
     Wastewater Projects, Series D, AMBAC Insured, 5.00%, 7/01/37 ..........................         5,000,000           5,217,650
     Water Projects, Series C, AMBAC Insured, 5.00%, 7/01/37 ...............................         8,130,000           8,483,899
  Maryland State EDC Student Housing Revenue, University of Maryland College Park
    Projects, Refunding, CIFG Insured, 5.00%, 6/01/33 ......................................        15,000,000          15,463,500
  Maryland State Health and Higher Educational Facilities Authority Revenue, Western
    Maryland Health, Series A, MBIA Insured, 5.00%, 7/01/34 ................................        20,000,000          20,651,200
                                                                                                                  -----------------
                                                                                                                        53,455,234
                                                                                                                  -----------------
  MASSACHUSETTS 4.2%
  Massachusetts Bay Transportation Authority Revenue Special Assessment,
     2007, Refunding, Series A, 5.25%, 7/01/30 .............................................         2,785,000           2,864,651
     Series A, Pre-Refunded, 5.25%, 7/01/30 ................................................        29,740,000          31,101,200


                                                          Semiannual Report | 31

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MASSACHUSETTS (CONTINUED)
  Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding, Senior Series
    A, 5.00%, 7/01/28 ......................................................................    $   10,000,000    $     10,808,100
  Massachusetts Special Obligation Revenue, Consolidation Loan, Series A, FGIC Insured,
    Pre-Refunded, 5.00%, 6/01/22 ...........................................................        15,070,000          15,977,817
  Massachusetts State Development Finance Agency Revenue,
     Massachusetts/Saltonstall Redevelopment Building Corp., Series A, MBIA Insured,
       5.125%, 8/01/28 .....................................................................         6,735,000           6,968,907
     Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.00%, 9/01/37 ..............        10,000,000          10,384,700
  Massachusetts State GO,
     Consolidated Loan, Series C, AMBAC Insured, 5.00%, 8/01/37 ............................        10,000,000          10,430,200
     MBIA Insured, Pre-Refunded, 5.00%, 8/01/22 ............................................         4,100,000           4,355,143
     Series B, ETM, 6.50%, 8/01/08 .........................................................         5,785,000           5,915,220
  Massachusetts State Health and Educational Facilities Authority Revenue,
     Berklee College Music, Refunding, Series A, 5.00%, 10/01/37 ...........................        10,000,000          10,163,600
     Berkshire Health System, Series E, 6.25%, 10/01/31 ....................................         2,250,000           2,345,152
     Berkshire Health System, Series E, Radian Insured, 5.70%, 10/01/25 ....................         4,500,000           4,691,250
     Emmanuel College, MBIA Insured, 5.00%, 7/01/37 ........................................        10,000,000          10,308,400
     Harvard University, Series FF, 5.00%, 7/15/22 .........................................        13,550,000          14,153,381
  Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care,
     5.65%, 10/01/17 .......................................................................         2,295,000           2,348,887
     5.70%, 10/01/27 .......................................................................         7,375,000           7,523,754
  Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A,
     AMBAC Insured, 4.75%, 8/15/32 .........................................................        15,000,000          15,174,600
     AMBAC Insured, 4.50%, 8/15/35 .........................................................        30,000,000          29,163,300
     FSA Insured, 5.00%, 8/15/30 ...........................................................        15,000,000          15,616,500
  Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
     Refunding, Series A, MBIA Insured, 5.00%, 1/01/37 .....................................        52,130,000          52,213,408
     Refunding, Sub Series A, AMBAC Insured, 5.25%, 1/01/29 ................................         5,000,000           5,127,650
     sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 .........................        21,350,000          21,353,416
  Massachusetts State Water Pollution Abatement Trust Revenue,
     Massachusetts Water Revenue Abatement Program, Series A, 5.00%, 8/01/32 ...............           225,000             230,510
     Massachusetts Water Revenue Abatement Program, Series A, Pre-Refunded, 5.00%,
       8/01/32 .............................................................................         4,775,000           5,076,446
     Water Revenue Authority Program, Refunding, Sub Series A, 5.75%, 8/01/29 ..............         5,210,000           5,462,060
     Water Revenue Authority Program, Sub Series A, Pre-Refunded, 5.75%, 8/01/29 ...........         1,290,000           1,353,300
  Route 3 North Transportation Improvement Assn. Massachusetts Lease Revenue, MBIA
    Insured, Pre-Refunded, 5.375%, 6/15/29 .................................................        16,405,000          17,203,267
                                                                                                                  -----------------
                                                                                                                       318,314,819
                                                                                                                  -----------------
  MICHIGAN 3.9%
  Anchor Bay School District GO, Refunding, 5.00%, 5/01/29 .................................         6,300,000           6,431,229
  Chippewa Valley School GO, Pre-Refunded, 5.125%, 5/01/27 .................................         5,310,000           5,656,478
  Coldwater Community Schools GO, MBIA Insured, Pre-Refunded, zero cpn., 5/01/18 ...........         5,935,000           3,181,101
  Detroit City School District GO, School Building and Site Improvements,
     Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/23 ..................................         2,000,000           2,138,320
     Series A, FSA Insured, Pre-Refunded, 5.125%, 5/01/31 ..................................        14,925,000          15,898,856
     Series B, FGIC Insured, 5.00%, 5/01/33 ................................................        16,870,000          17,300,860


32 | Semiannual Report

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MICHIGAN (CONTINUED)
  Detroit Sewage Disposal Revenue, senior lien, Series A, FGIC Insured, Pre-Refunded,
    5.125%, 7/01/31 ........................................................................    $   10,000,000    $     10,556,100
  Detroit Sewage Disposal System Revenue, second lien, Series A, MBIA Insured, 5.00%,
    7/01/30 ................................................................................         5,470,000           5,684,643
  Detroit Water Supply System Revenue,
     second lien, Series B, FGIC Insured, 5.50%, 7/01/33 ...................................         5,000,000           5,385,950
     senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 ...................................        17,575,000          17,968,153
     senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 .....................         7,060,000           7,477,670
     senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 .....................         6,170,000           6,539,398
  Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 .............         8,625,000           8,746,354
  Grand Rapids Public Schools GO, School Building and Site, FSA Insured, 4.50%, 5/01/31 ....        21,800,000          21,457,958
  Harrison Community Schools GO, AMBAC Insured, zero cpn., 5/01/20 .........................         6,000,000           2,763,300
  Jackson County Building Authority Revenue, AMBAC Insured, Pre-Refunded, 5.60%, 5/01/30 ...         4,145,000           4,359,835
  Michigan State Building Authority Revenue,
     Facilities Program, Refunding, Series I, 5.00%, 10/15/24 ..............................        31,350,000          32,206,168
     Refunding, Series IA, FGIC Insured, 5.00%, 10/15/31 ...................................         9,475,000           9,848,694
  Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A,
    MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 ...........................................        18,000,000          19,121,220
  Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
    Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ........        10,000,000          10,361,600
  Michigan State Trunk Line Revenue, Series A, FSA Insured, Pre-Refunded,
     5.00%, 11/01/25 .......................................................................        16,250,000          17,143,912
     5.25%, 11/01/30 .......................................................................        10,000,000          10,642,400
  Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset,
    Senior Series A,
     5.25%, 6/01/22 ........................................................................        10,000,000          10,044,400
     6.00%, 6/01/34 ........................................................................        17,680,000          17,730,034
  Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M, MBIA
    Insured, 5.25%, 11/15/31 ...............................................................        10,000,000          10,314,200
  Southgate Community School District GO, FGIC Insured, Pre-Refunded, 5.00%, 5/01/25 .......         5,500,000           5,628,315
  Wayne State University Revenues, General, AMBAC Insured, 5.00%, 11/15/36 .................         5,000,000           5,198,800
  West Ottawa Public School District GO, Series A, 5.00%, 5/01/27 ..........................         5,000,000           5,155,650
                                                                                                                  -----------------
                                                                                                                       294,941,598
                                                                                                                  -----------------
  MINNESOTA 2.0%
  Cloquet PCR, Potlatch Corp. Projects, Refunding, 5.90%, 10/01/26 .........................         9,100,000           9,158,331
  Golden Valley Revenue, Covenant Retirement Communities, Series A, 5.50%, 12/01/29 ........         1,500,000           1,507,530
  Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
     Series A, FGIC Insured, Pre-Refunded, 5.125%, 1/01/31 .................................        10,000,000          10,291,900
     Series A, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 ..................................        32,025,000          33,693,823
     Series A, FGIC Insured, Pre-Refunded, 5.75%, 1/01/32 ..................................         5,000,000           5,287,400
     Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/26 ..................................        19,000,000          19,990,090
  Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
     Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ....................................           510,000             521,087
     Series A, MBIA Insured, Pre-Refunded, 5.75%, 11/15/26 .................................        25,300,000          25,820,421


                                                          Semiannual Report | 33

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MINNESOTA (CONTINUED)
  Minnesota State Municipal Power Agency Electric Revenue, 5.00%, 10/01/30 .................    $    5,000,000    $      5,114,450
  Minnetonka MFHR, Ridgepointe II Project, Series A, GNMA Secured, Pre-Refunded, 5.95%,
    10/20/33 ...............................................................................        11,075,000          11,837,514
  Rochester Health Care Facilities Revenue, Mayo Foundation, Series A, 5.50%, 11/15/27 .....        20,000,000          20,337,000
  Roseville MFHR, Rosepointe I Project, Series A, GNMA Secured, Pre-Refunded, 5.95%,
    10/20/33 ...............................................................................         7,955,000           8,401,912
  University of Minnesota Revenue, Series A, ETM, 5.75%, 7/01/13 ...........................         1,250,000           1,386,350
                                                                                                                  -----------------
                                                                                                                       153,347,808
                                                                                                                  -----------------
  MISSISSIPPI 1.4%
  Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 ...........        36,500,000          36,645,635
  Jackson County Environmental Improvement Revenue, International Paper Co. Project,
    6.70%, 5/01/24 .........................................................................         3,500,000           3,646,055
  Mississippi Business Finance Corp. PCR, System Energy Resource Inc. Project, Refunding,
     5.875%, 4/01/22 .......................................................................        40,000,000          40,098,000
     5.90%, 5/01/22 ........................................................................         8,250,000           8,276,235
  Mississippi State GO, Refunding, 5.75%, 12/01/12 .........................................         2,000,000           2,196,700
  Mississippi State University Educational Building Corp. Revenue, Residence Hall and
    Campus Improvement, MBIA Insured, 5.00%, 8/01/35 .......................................        13,265,000          13,693,459
                                                                                                                  -----------------
                                                                                                                       104,556,084
                                                                                                                  -----------------
  MISSOURI 1.4%
  Jackson County Special Obligation Revenue, MBIA Insured, 5.00%, 12/01/22 .................         9,095,000           9,453,525
  Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery
    Foundation, Series A, MBIA Insured, 5.00%, 12/01/30 ....................................        11,500,000          11,819,010
  Missouri Joint Municipal Electric Utility Commission Power Project Revenue,
     Iatan 2 Project, Series A, AMBAC Insured, 5.00%, 1/01/34 ..............................        14,000,000          14,482,300
     Plum Point Project, MBIA Insured, 5.00%, 1/01/34 ......................................         8,000,000           8,248,000
  Missouri State Board of Public Buildings Special Obligation Revenue, Series A, 4.75%,
    10/15/28 ...............................................................................         8,250,000           8,330,603
  Missouri State Health and Educational Facilities Authority Revenue, SSM Health Care,
     Refunding, Series A, MBIA Insured, 5.00%, 6/01/22 .....................................           230,000             233,715
     Series A, AMBAC Insured, 5.25%, 6/01/21 ...............................................         8,740,000           9,181,894
     Series A, AMBAC Insured, Pre-Refunded, 5.25%, 6/01/21 .................................         8,760,000           9,350,774
     Series A, MBIA Insured, Pre-Refunded, 5.00%, 6/01/22 ..................................         4,270,000           4,351,130
  St. Louis Airport Revenue,
     Airport Development Program, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/20 .....         5,000,000           5,253,300
     Airport Development Program, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/21 .....         7,250,000           7,617,285
     Capital Improvement Program, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/27 .....        12,390,000          13,159,543
  Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn., Refunding,
    5.40%, 5/15/28 .........................................................................         4,000,000           4,010,200
                                                                                                                  -----------------
                                                                                                                       105,491,279
                                                                                                                  -----------------
  MONTANA 0.6%
  Forsyth PCR, Puget Sound Energy, Refunding, Series A, AMBAC Insured, 5.00%, 3/01/31 ......        30,000,000          30,882,000
  Montana Facility Finance Authority Revenue, Benefis Health System, Refunding, Assured
    Guaranty, 5.00%, 1/01/37 ...............................................................        14,600,000          14,900,176
                                                                                                                  -----------------
                                                                                                                        45,782,176
                                                                                                                  -----------------


34 | Semiannual Report

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEBRASKA 1.6%
  Adams County School District No. 018 GO, Hastings Public Schools, FSA Insured, 5.00%,
    12/15/31 ...............................................................................    $    5,795,000    $      6,048,995
  Lancaster County School District No. 001 GO, Lincoln Public Schools, 5.00%, 1/15/36 ......        24,725,000          25,694,962
  Lincoln Electric System Revenue, 5.00%, 9/01/31 ..........................................         8,645,000           8,967,199
  Omaha Convention Hotel Corp. Revenue, Convention Center, first tier,
     Refunding, AMBAC Insured, 5.00%, 2/01/35 ..............................................        30,000,000          30,779,100
     Series A, AMBAC Insured, 5.125%, 4/01/26 ..............................................        12,500,000          13,301,250
  Omaha Public Power District Separate Electricity Revenue, System, Nebraska City 2, Series
    A, AMBAC Insured, 5.00%, 2/01/30 .......................................................        12,165,000          12,706,464
  Public Power Generation Agency Revenue, Whelan Energy Center Unit 2, Series A,
    AMBAC Insured, 5.00%, 1/01/37 ..........................................................        15,000,000          15,432,000
  University of Nebraska Revenue, Omaha Student Facilities Project, 5.00%, 5/15/32 .........         5,895,000           6,125,907
  University of Nebraska University Revenues, Kearney Student Fees and Facilities, 5.00%,
    7/01/30 ................................................................................         5,000,000           5,179,150
                                                                                                                  -----------------
                                                                                                                       124,235,027
                                                                                                                  -----------------
  NEVADA 1.7%
  Clark County Airport Revenue, sub. lien,
     Series A-2, FGIC Insured, 5.125%, 7/01/27 .............................................        10,000,000          10,367,100
     Series B, FGIC Insured, Pre-Refunded, 5.25%, 7/01/31 ..................................        20,000,000          21,197,400
  Director of the State Department of Business and Industry Revenue, Las Vegas Monorail
    Project,
     AMBAC Insured, zero cpn., 1/01/25 .....................................................         3,080,000           1,355,939
     AMBAC Insured, zero cpn., 1/01/26 .....................................................         3,815,000           1,592,572
     AMBAC Insured, zero cpn., 1/01/27 .....................................................         3,000,000           1,186,860
     AMBAC Insured, zero cpn., 1/01/28 .....................................................        13,315,000           4,989,131
     AMBAC Insured, zero cpn., 1/01/29 .....................................................         8,410,000           2,989,082
     first tier, AMBAC Insured, 5.625%, 1/01/32 ............................................        21,995,000          23,283,907
     first tier, AMBAC Insured, 5.625%, 1/01/34 ............................................        15,000,000          15,879,000
  Henderson Health Care Facility Revenue, Catholic Healthcare West, Series A, Pre-Refunded,
    5.25%, 7/01/18 .........................................................................        23,685,000          24,200,386
  Nevada State GO, Municipal Bond Bank Project No. 40-41, Series A, ETM, 6.375%, 12/01/17 ..        10,275,000          10,295,550
  Sparks RDA Tax Allocation Revenue, Refunding, Series A, Radian Insured, 6.00%, 1/15/23 ...         5,000,000           5,212,400
  Washoe County GO, Reno Sparks Convention, Refunding, Series A, FGIC Insured, 5.00%,
    7/01/24 ................................................................................         5,000,000           5,120,350
                                                                                                                  -----------------
                                                                                                                       127,669,677
                                                                                                                  -----------------
  NEW HAMPSHIRE 0.2%
  Nashua Housing Authority MFR, Clocktower Project, Refunding, GNMA Secured, 6.25%,
    6/20/33 ................................................................................         5,603,000           5,705,983
  New Hampshire Health and Education Facilities Authority Revenue,
     Exeter Project, 6.00%, 10/01/24 .......................................................         2,000,000           2,144,600
     Exeter Project, 5.75%, 10/01/31 .......................................................         1,000,000           1,039,550
     The Memorial Hospital, Refunding, 5.25%, 6/01/26 ......................................         1,000,000             991,760
     The Memorial Hospital, Refunding, 5.25%, 6/01/36 ......................................         1,100,000           1,062,094


                                                          Semiannual Report | 35

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW HAMPSHIRE (CONTINUED)
  New Hampshire Higher Educational and Health Facilities Authority Revenue,
     New Hampshire Catholic Charities, 5.80%, 8/01/22 ......................................    $    1,000,000    $      1,000,390
     Rivier College, Refunding, 5.60%, 1/01/28 .............................................         4,590,000           4,656,509
                                                                                                                  -----------------
                                                                                                                        16,600,886
                                                                                                                  -----------------
  NEW JERSEY 2.2%
  Health Care Facilities Financing Authority Revenue, Englewood Hospital, MBIA Insured,
    5.00%, 8/01/23 .........................................................................         5,000,000           5,172,100
  Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
     Series 1, 6.00%, 1/01/19 ..............................................................         2,100,000           2,109,051
     Series 1, 6.00%, 1/01/29 ..............................................................         5,000,000           4,993,600
     Series 2, 6.125%, 1/01/19 .............................................................         2,000,000           2,013,620
     Series 2, 6.125%, 1/01/29 .............................................................         5,000,000           4,932,450
  New Jersey EDA Lease Revenue, International Center for Public Health Project, University
    of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ...............................         5,000,000           5,274,500
  New Jersey EDA Revenue,
     Cigarette Tax, 5.75%, 6/15/29 .........................................................        20,000,000          20,960,400
     Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 ...............        10,000,000          10,412,600
     Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ...............         5,000,000           5,177,000
     School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 ................         7,500,000           7,580,100
     School Facilities Construction, Series O, 5.125%, 3/01/28 .............................        20,000,000          20,898,000
  New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
    Series B, MBIA Insured, Pre-Refunded, 5.00%, 12/15/21 ..................................        12,400,000          13,110,892
  New Jersey State Turnpike Authority Turnpike Revenue,
     Growth and Income Securities, Series B, AMBAC Insured, zero cpn. to 1/01/15,
       5.15% thereafter, 1/01/35 ...........................................................        10,000,000           7,149,900
     Series A, MBIA Insured, Pre-Refunded, 5.60%, 1/01/22 ..................................         7,500,000           7,838,175
     Series A, MBIA Insured, Pre-Refunded, 5.50%, 1/01/25 ..................................        13,000,000          13,559,390
     Series C, FSA Insured, 5.00%, 1/01/30 .................................................        15,845,000          16,422,233
  Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Pre-Refunded, 5.75%, 6/01/32 ...        19,830,000          21,233,369
                                                                                                                  -----------------
                                                                                                                       168,837,380
                                                                                                                  -----------------
  NEW MEXICO 0.0% b
  New Mexico State Highway Commission Tax Revenue, senior sub. lien, Series A,
    Pre-Refunded, 6.00%, 6/15/13 ...........................................................         1,000,000           1,063,620
                                                                                                                  -----------------
  NEW YORK 7.7%
  Liberty Development Corp. Revenue,
     5.50%, 10/01/37 .......................................................................        13,000,000          14,369,940
     Goldman Sachs Headquarters, 5.25%, 10/01/35 ...........................................        25,000,000          26,638,750
  Long Island Power Authority Electric System Revenue, General, Series A, MBIA Insured,
    Pre-Refunded, 5.25%, 12/01/26 ..........................................................        10,000,000          10,208,100
  MTA Commuter Facilities Revenue, Series A,
     FGIC Insured, Pre-Refunded, 6.00%, 7/01/16 ............................................         8,950,000           9,105,551
     Pre-Refunded, 5.25%, 7/01/28 ..........................................................         5,000,000           5,308,150
     Pre-Refunded, 6.125%, 7/01/29 .........................................................        15,040,000          15,710,934


36 | Semiannual Report

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  MTA Dedicated Tax Fund Revenue, Series A,
     FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ............................................    $   12,500,000    $     13,262,000
     FGIC Insured, Pre-Refunded, 5.00%, 11/15/31 ...........................................        14,250,000          15,090,322
     MBIA Insured, ETM, 6.25%, 4/01/11 .....................................................         1,280,000           1,395,469
  MTA Revenue,
     Refunding, Series E, 5.25%, 11/15/31 ..................................................        10,000,000          10,388,700
     Refunding, Series U, 5.125%, 11/15/31 .................................................        20,720,000          21,315,493
     Series A, MBIA Insured, 4.75%, 11/15/27 ...............................................        15,000,000          15,260,250
  MTA Transit Facilities Revenue,
     Series A, FSA Insured, Pre-Refunded, 6.00%, 7/01/16 ...................................         3,630,000           3,693,089
     Series A, Pre-Refunded, 6.00%, 7/01/24 ................................................         5,000,000           5,214,700
     Series A, Pre-Refunded, 5.625%, 7/01/27 ...............................................        10,800,000          11,014,596
     Service Contract, Series 8, Pre-Refunded, 5.375%, 7/01/21 .............................        15,000,000          16,390,800
  Nassau County GO, Improvement, Refunding, Series F, 6.625%, 3/01/08 ......................         7,325,000           7,397,005
  Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
    Pre-Refunded, 5.75%, 8/01/29 ...........................................................        10,000,000          10,593,800
  New York City GO,
     Refunding, Series H, 6.125%, 8/01/25 ..................................................             5,000               5,059
     Series D, 8.00%, 8/01/16 ..............................................................             5,000               5,053
     Series D, 5.50%, 6/01/24 ..............................................................        16,405,000          17,607,651
     Series D, Pre-Refunded, 5.50%, 6/01/24 ................................................         7,535,000           8,169,748
     Series E, 6.50%, 12/01/12 .............................................................            20,000              20,041
     Series F, 5.25%, 1/15/23 ..............................................................        14,415,000          15,230,889
     Series F, Pre-Refunded, 5.25%, 1/15/23 ................................................         5,585,000           6,031,465
     Series I, 6.25%, 4/15/13 ..............................................................         1,480,000           1,497,982
  New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Pre-Refunded, 5.50%, 6/15/33 ..........................................................        55,000,000          58,449,600
     Refunding, Series D, 5.25%, 6/15/25 ...................................................        10,000,000          10,509,600
     Series A, FGIC Insured, Pre-Refunded, 5.50%, 6/15/32 ..................................        10,000,000          10,435,300
     Series A, Pre-Refunded, 5.75%, 6/15/30 ................................................         8,000,000           8,379,360
     Series G, FSA Insured, 5.125%, 6/15/32 ................................................        24,215,000          24,981,647
  New York City Transitional Finance Authority Revenue, Future Tax Secured,
     Refunding, Series B, 5.00%, 5/01/30 ...................................................         7,205,000           7,416,251
     Series B, Pre-Refunded, 6.00%, 11/15/29 ...............................................        10,000,000          10,731,500
     Series B, Pre-Refunded, 5.00%, 5/01/30 ................................................           295,000             314,818
     Series C, Pre-Refunded, 5.50%, 11/01/20 ...............................................         5,000,000           5,301,900
     Series C, Pre-Refunded, 5.50%, 11/01/24 ...............................................         4,200,000           4,453,596
     Series D, 5.00%, 2/01/27 ..............................................................        10,000,000          10,338,800
     Series E, 5.00%, 2/01/28 ..............................................................         8,885,000           9,173,407
  New York City Transportation Authority MTA Triborough COP, Series A, AMBAC Insured,
    Pre-Refunded, 5.40%, 1/01/19 ...........................................................        15,000,000          15,776,550
  New York City Trust Cultural Resources Revenue, Museum of Modern Art 2001, Series D,
    AMBAC Insured, 5.125%, 7/01/31 .........................................................         8,000,000           8,302,640
  New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured,
    AMBAC Insured, 5.00%, 11/15/30 .........................................................        10,000,000          10,395,100
  New York State Dormitory Authority Lease Revenue, Court Facilities, Pre-Refunded, 6.00%,
    5/15/39 ................................................................................        16,000,000          17,162,400


                                                          Semiannual Report | 37

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  New York State Dormitory Authority Revenues,
     City University System Consolidated, Third General, Refunding, Series 1, 5.25%,
       7/01/25 .............................................................................    $   10,000,000    $     10,262,600
     Second Hospital, Interfaith Medical Center, Series D, Pre-Refunded, 5.30%, 2/15/19 ....         5,000,000           5,101,150
     Second Hospital, Interfaith Medical Center, Series D, Pre-Refunded, 5.40%, 2/15/28 ....         8,000,000           8,164,080
     State Supported Debt, Mental Health Services, Refunding, Series A, 6.00%, 8/15/17 .....            55,000              55,923
     State Supported Debt, Mental Health Services, Refunding, Series A, 5.75%, 2/15/27 .....            15,000              15,242
     State Supported Debt, State University Educational Facilities, Pre-Refunded, 5.125%,
       5/15/21 .............................................................................         6,495,000           6,623,731
     State Supported Debt, State University Educational Facilities, Refunding, 5.125%,
       5/15/21 .............................................................................           670,000             680,452
     State Supported Debt, Upstate Community Colleges, Refunding, Series A, 5.00%,
       7/01/28 .............................................................................         6,570,000           6,690,954
     State Supported Debt, Upstate Community Colleges, Series A, Pre-Refunded, 5.00%,
       7/01/28 .............................................................................         3,430,000           3,554,989
  New York State HFA Service Contract Obligation Revenue, Refunding, Series C, 5.50%,
    9/15/22 ................................................................................        17,505,000          17,769,676
  New York State HFAR, Housing Project Mortgage, Refunding, Series A, FSA Insured,
     6.10%, 11/01/15 .......................................................................         4,135,000           4,163,201
     6.125%, 11/01/20 ......................................................................         3,510,000           3,530,323
  New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Series A,
    FSA Insured, Pre-Refunded, 6.00%, 4/01/14 ..............................................         1,420,000           1,519,670
  Onondaga County GO,
     5.875%, 2/15/12 .......................................................................           300,000             327,936
     ETM, 5.875%, 2/15/12 ..................................................................           700,000             766,353
  Triborough Bridge and Tunnel Authority Revenues, General Purpose,
     Refunding, Series A, 5.00%, 1/01/27 ...................................................         5,000,000           5,146,950
     Series A, 5.00%, 1/01/32 ..............................................................         3,085,000           3,152,068
     Series A, Pre-Refunded, 5.00%, 1/01/32 ................................................        16,915,000          17,907,741
     Series B, Pre-Refunded, 5.50%, 1/01/30 ................................................        15,000,000          17,123,850
     Series X, ETM, 6.625%, 1/01/12 ........................................................         1,800,000           1,976,400
     Series Y, ETM, 6.00%, 1/01/12 .........................................................         1,000,000           1,057,850
                                                                                                                  -----------------
                                                                                                                       588,639,145
                                                                                                                  -----------------
  NORTH CAROLINA 2.9%
  Charlotte Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ........................         6,000,000           6,156,660
  Charlotte COP, Transit Projects, Phase II, Series E, 5.00%, 6/01/30 ......................        15,940,000          16,394,609
  North Carolina Eastern Municipal Power Agency Power System Revenue,
     Refunding, Series A, 5.75%, 1/01/26 ...................................................        65,350,000          67,384,345
     Refunding, Series B, 6.00%, 1/01/22 ...................................................         1,250,000           1,416,525
     Refunding, Series B, 6.25%, 1/01/23 ...................................................        39,030,000          45,393,842
     Refunding, Series B, 5.75%, 1/01/24 ...................................................        35,140,000          36,238,125
     Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 .....................................         1,280,000           1,281,574
     Refunding, Series D, 5.125%, 1/01/23 ..................................................        12,000,000          12,252,360
     Refunding, Series D, 5.125%, 1/01/26 ..................................................         3,000,000           3,050,730
     Series D, 6.70%, 1/01/19 ..............................................................         2,000,000           2,110,400
     Series D, 6.75%, 1/01/26 ..............................................................         5,000,000           5,268,400


38 | Semiannual Report

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NORTH CAROLINA (CONTINUED)
  North Carolina Medical Care Commission Revenue, Rowan Regional Medical Center,
    FSA Insured, 4.75%, 9/01/24 ............................................................    $    6,970,000    $      7,058,728
  University Hospital Chapel Hill Revenue, Refunding, AMBAC Insured, 5.00%, 2/15/21 ........         5,000,000           5,117,100
  Winston-Salem Water and Sewer System Revenue, Pre-Refunded, 5.125%, 6/01/28 ..............        11,000,000          11,688,380
                                                                                                                  -----------------
                                                                                                                       220,811,778
                                                                                                                  -----------------
  NORTH DAKOTA 0.3%
  Grand Forks Health Care System Revenue, Altru Health System Obligation Group, Refunding,
    5.50%,
     12/01/20 ..............................................................................         8,870,000           9,125,279
     12/01/24 ..............................................................................        13,945,000          14,225,294
                                                                                                                  -----------------
                                                                                                                        23,350,573
                                                                                                                  -----------------
  OHIO 3.2%
  Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement
    Children's Hospital Center, FSA Insured, 5.00%, 11/15/31 ...............................         9,250,000           9,514,550
  Akron Income Tax Revenue, Community Learning, FGIC Insured, 5.00%,
     12/01/26 ..............................................................................         6,085,000           6,320,185
     12/01/27 ..............................................................................         3,185,000           3,309,852
  Buckeye Tobacco Settlement Financing Authority Revenue, Asset-Backed,
     Senior Convertible Capital Appreciation Turbo Term Bond, Series A-3, zero cpn. to
       12/01/12, 6.25% thereafter, 6/01/37 .................................................        15,000,000          11,044,050
     Senior Current Interest Turbo Term Bond, Series A-2, 5.75%, 6/01/34 ...................        11,250,000          10,863,675
     Senior Current Interest Turbo Term Bond, Series A-2, 6.00%, 6/01/42 ...................         5,000,000           4,963,650
  Cleveland Airport System Revenue, Series A, FSA Insured,
     5.00%, 1/01/31 ........................................................................        17,930,000          18,158,428
     Pre-Refunded, 5.00%, 1/01/31 ..........................................................         2,070,000           2,157,002
  Cleveland State University General Receipt Revenue, FGIC Insured, 5.00%, 6/01/29 .........         5,000,000           5,178,100
  Columbus City School District GO, School Facilities Construction and Improvement,
    FGIC Insured, Pre-Refunded, 5.00%, 12/01/28 ............................................        16,000,000          17,121,440
  Cuyahoga County Hospital Facilities Revenue, Canton Inc. Project, 7.50%, 1/01/30 .........        17,100,000          18,150,111
  Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
    Refunding,
     Series A, 5.625%, 2/01/18 .............................................................         6,000,000           6,150,120
     Series E, 6.05%, 10/01/09 .............................................................         4,000,000           4,189,320
     Series F, 6.05%, 10/01/09 .............................................................         2,750,000           2,880,158
  Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue,
     MBIA Insured, Pre-Refunded, 5.00%, 12/01/27 ...........................................         6,145,000           6,212,534
     Refunding, MBIA Insured, 5.00%, 12/01/27 ..............................................         1,355,000           1,369,891
  Hamilton County Sales Tax Revenue,
     Refunding, Sub Series B, AMBAC Insured, 5.25%, 12/01/32 ...............................         1,995,000           2,069,872
     Sub Series B, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/32 ............................         8,005,000           8,430,946
  Kettering City School District GO, School Improvement, Refunding, FGIC Insured, 5.00%,
    12/01/30 ...............................................................................         1,860,000           2,000,858
  Little Miami Local School District GO, School Improvement, FSA Insured, Pre-Refunded,
    5.00%, 12/01/34 ........................................................................         4,000,000           4,355,720


                                                          Semiannual Report | 39

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OHIO (CONTINUED)
  Marysville Wastewater Treatment System Revenue, Refunding, XLCA Insured, 5.00%,
      12/01/31 .............................................................................     $  8,000,000     $      8,319,200
      12/01/36 .............................................................................       13,725,000           14,220,747
  Montgomery County Hospital Facilities Revenue, Grandview Hospital and Medical Center,
    Pre-Refunded,
      5.50%, 12/01/10 ......................................................................        1,300,000            1,354,145
      5.60%, 12/01/11 ......................................................................        1,000,000            1,043,630
      5.65%, 12/01/12 ......................................................................          925,000              966,283
  Nordonia Hills Local School District GO, School Improvement, AMBAC Insured, Pre-Refunded,
      5.375%, 12/01/20 .....................................................................        4,275,000            4,556,466
      5.45%, 12/01/25 ......................................................................        3,000,000            3,204,030
  Ohio State Water Development Authority Pollution Control Facilities Revenue, Water Control
    Loan Fund, Water Quality Series, MBIA Insured, Pre-Refunded, 5.125%, 6/01/19 ...........       18,000,000           18,199,440
  Pickerington Local School District GO, School Facilities Construction and Improvement,
    FGIC Insured, Pre-Refunded, 5.00%, 12/01/28 ............................................       15,000,000           15,852,450
  Springboro Community City School District GO, School Improvement, MBIA Insured,
    Pre-Refunded, 5.00%, 12/01/27 ..........................................................       10,350,000           11,153,367
  University of Akron General Receipts Revenue, FGIC Insured, Pre-Refunded, 5.75%,
    1/01/29 ................................................................................       11,305,000           11,954,811
  University of Cincinnati COP, Jefferson Avenue Residence Hall, MBIA Insured, 5.125%,
    6/01/28 ................................................................................        4,000,000            4,095,040
  University of Cincinnati General Receipts Revenue, Series A, FGIC Insured, Pre-Refunded,
    5.25%, 6/01/24 .........................................................................        5,000,000            5,337,200
                                                                                                                  -----------------
                                                                                                                       244,697,271
                                                                                                                  -----------------
  OKLAHOMA 0.1%
  Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
    6.00%, 8/15/14 .........................................................................        3,610,000            3,644,006
                                                                                                                  -----------------
  OREGON 1.2%
  Health Sciences University Revenue, Series A, MBIA Insured, 5.00%, 7/01/26 ...............       10,500,000           10,904,880
  Jackson County School District No.6 Central Point GO, FGIC Insured, Pre-Refunded, 5.25%,
    6/15/20 ................................................................................        4,000,000            4,182,240
  Lane County School District No. 19 Springfield GO, Refunding, FGIC Insured, 6.00%,
    10/15/13 ...............................................................................        1,250,000            1,402,125
  Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
    Pre-Refunded, 6.00%, 5/01/26 ...........................................................       10,000,000           10,699,900
  Oregon State Department of Transportation Highway User Tax Revenue, senior lien, Series A,
    4.50%, 11/15/32 ........................................................................       30,000,000           29,381,700
  Oregon State EDR, Georgia-Pacific Corp. Project,
      Refunding, Series 183, 5.70%, 12/01/25 ...............................................        3,500,000            3,388,700
    c Series CLVII, 6.35%, 8/01/25 .........................................................        5,500,000            5,503,135
  Oregon State GO, State Board of Higher Education, Series A,
      5.00%, 8/01/26 .......................................................................        6,630,000            6,963,489
      5.00%, 8/01/27 .......................................................................        6,955,000            7,295,517
      Pre-Refunded, 5.00%, 8/01/26 .........................................................       12,000,000           12,629,400
                                                                                                                  -----------------
                                                                                                                        92,351,086
                                                                                                                  -----------------


40 | Semiannual Report

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  PENNSYLVANIA 4.2%
  Allegheny County Hospital Development Authority Revenue, Health System, Series A,
    MBIA Insured, Pre-Refunded, 6.50%, 11/15/30 ............................................     $ 10,000,000     $     11,056,100
  Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding, 5.50%,
    12/01/29 ...............................................................................       10,000,000           10,199,300
  Allegheny County Port Authority Special Revenue, Transportation, Refunding, FGIC Insured,
    5.00%, 3/01/29 .........................................................................       10,000,000           10,264,900
  Berks County GO, AMBAC Insured, 5.00%, 11/15/25 ..........................................        5,000,000            5,040,250
  Butler Area School District GO, FGIC Insured, Pre-Refunded, 5.60%, 4/01/28 ...............        5,000,000            5,250,650
  Coatesville School District GO, FSA Insured, 5.00%, 8/01/24 ..............................        6,420,000            6,784,592
  Delaware County Authority University Revenue, Villanova University, Series A, MBIA
    Insured, 5.00%, 12/01/18 ...............................................................        7,090,000            7,238,961
  Delaware River Port Authority Pennsylvania and New Jersey Revenue, FSA Insured, 5.75%,
      1/01/22 ..............................................................................        8,500,000            8,907,745
      1/01/26 ..............................................................................       10,000,000           10,473,300
  Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
    AMBAC Insured, 5.60%, 7/01/17 ..........................................................        5,000,000            5,622,500
  Erie County Hospital Authority Revenue, Hamot Health Foundation, CIFG Insured, 5.00%,
    11/01/37 ...............................................................................        5,000,000            5,130,500
  Erie Water Authority Water Revenue, Series A, MBIA Insured, Pre-Refunded, 5.20%,
    12/01/30 ...............................................................................       18,700,000           19,903,532
  Montgomery County IDA Retirement Community Revenue, Adult Community Total Services
    Retirement-Life Communities Inc., 5.25%, 11/15/28 ......................................        2,500,000            2,509,650
  Northampton County General Purpose Authority Revenue, County Agreement, FSA Insured,
    5.25%, 10/01/30 ........................................................................       12,150,000           12,666,011
  Pennsylvania State Public School Building Authority Lease Revenue, School District of
    Philadelphia Project, FSA Insured, Pre-Refunded, 5.00%, 6/01/33 ........................       32,000,000           34,242,880
  Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, Pre-Refunded, 5.00%,
    7/15/31 ................................................................................        5,850,000            6,204,861
  Philadelphia Authority for Industrial Development Lease Revenue, Series B, FSA Insured,
    Pre-Refunded, 5.25%, 10/01/30 ..........................................................       15,630,000           16,762,237
  Philadelphia Gas Works Revenue,
      Fifth Series A-1, FSA Insured, 5.00%, 9/01/29 ........................................        5,000,000            5,145,150
      Refunding, First Series A, FSA Insured, 5.00%, 7/01/26 ...............................        5,000,000            5,030,500
  Philadelphia GO, MBIA Insured, 5.00%, 5/15/25 ............................................        5,000,000            5,020,850
  Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
      Mortgage, North Philadelphia Health Systems, Refunding, Series A, FHA Insured, 5.30%,
        1/01/18 ............................................................................        2,855,000            2,915,355
      Mortgage, North Philadelphia Health Systems, Refunding, Series A, FHA Insured, 5.35%,
        1/01/23 ............................................................................        5,690,000            5,799,646
      Mortgage, North Philadelphia Health Systems, Refunding, Series A, FHA Insured, 5.375%,
        1/01/28 ............................................................................        3,700,000            3,752,651
      Temple University Hospital, Pre-Refunded, 5.875%, 11/15/23 ...........................        5,000,000            5,053,000
  Philadelphia Parking Authority Airport Parking Revenue, FSA Insured, 5.25%, 9/01/29 ......       15,000,000           15,505,200
  Philadelphia RDA Revenue, Neighborhood Transformation, Series C, FGIC Insured, 5.00%,
      4/15/29 ..............................................................................       10,965,000           11,329,257
      4/15/30 ..............................................................................       12,000,000           12,383,280


                                                          Semiannual Report | 41

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  PENNSYLVANIA (CONTINUED)
  Philadelphia School District GO, Series A, FSA Insured, Pre-Refunded, 5.75%, 2/01/30 .....     $ 14,050,000     $     15,013,689
  Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured,
      5.00%, 11/01/31 ......................................................................        8,995,000            9,238,405
      Pre-Refunded, 5.00%, 11/01/31 ........................................................       16,005,000           17,065,011
  Pittsburgh and Allegheny County Public Auditorium Hotel Room Revenue, AMBAC Insured,
    5.125%, 2/01/35 ........................................................................       15,000,000           15,412,200
  Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales
    Tax, AMBAC Insured, 5.25%, 2/01/31 .....................................................        5,000,000            5,161,450
  State Public School Building Authority School Revenue, Daniel Boone School District
    Project, MBIA Insured, Pre-Refunded, 5.00%, 4/01/28 ....................................        9,500,000           10,147,710
                                                                                                                  -----------------
                                                                                                                       322,231,323
                                                                                                                  -----------------
  RHODE ISLAND 1.2%
  Narragansett Bay Commission Wastewater System Revenue, Series A, MBIA Insured, 5.00%,
    8/01/30 ................................................................................        7,990,000            8,279,797
  Rhode Island Health and Educational Building Corp. Revenue, Hospital Financing, Series A,
    Pre-Refunded,
      5.875%, 9/15/23 ......................................................................        2,000,000            2,041,040
      6.00%, 9/15/33 .......................................................................        3,000,000            3,064,710
  Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
      Refunding, Series 15-A, 6.85%, 10/01/24 ..............................................          620,000              621,358
      Refunding, Series 25-A, 4.95%, 10/01/16 ..............................................          130,000              131,749
      Series 10-A, 6.50%, 10/01/22 .........................................................          475,000              476,601
      Series 10-A, 6.50%, 4/01/27 ..........................................................          265,000              266,852
  Rhode Island State Economic Development Corp. Airport Revenue, Series B, MBIA Insured,
    5.00%,
      7/01/27 ..............................................................................       12,280,000           12,625,191
      7/01/30 ..............................................................................       14,965,000           15,317,575
  Rhode Island State Health and Educational Building Corp. Revenue,
      Health Facilities, St. Antoine, Series B, 6.125%, 11/15/29 ...........................        8,090,000            8,361,743
      Higher Education Facility, University of Rhode Island, Refunding, Series A, AMBAC
        Insured, 5.00%, 9/15/30 ............................................................       10,000,000           10,435,100
      Hospital Financing, Lifespan Obligated Group, 6.375%, 8/15/21 ........................          925,000            1,004,115
      Hospital Financing, Lifespan Obligated Group, Pre-Refunded, 6.375%, 8/15/21 ..........        6,075,000            6,819,856
      Hospital Financing, Lifespan Obligated Group, Refunding, Series A, FSA Insured, 5.00%,
        5/15/26 ............................................................................        5,000,000            5,186,150
      Hospital Financing, Lifespan Obligated Group, Refunding, Series A, FSA Insured, 5.00%,
        5/15/32 ............................................................................       14,440,000           14,822,949
                                                                                                                  -----------------
                                                                                                                        89,454,786
                                                                                                                  -----------------
  SOUTH CAROLINA 1.8%
  Beaufort-Jasper Water and Sewer Authority Waterworks and Sewer System Revenue,
    FSA Insured, Pre-Refunded, 5.00%, 3/01/26 ..............................................        7,750,000            8,199,423
  Charleston Educational Excellence Finance Corp. Revenue, Charleston County School
    District, 5.25%, 12/01/30 ..............................................................        8,000,000            8,314,240
  Dorchester County Waterworks and Sewer System Revenue, Refunding, MBIA Insured, 5.00%,
    10/01/28 ...............................................................................        8,000,000            8,289,040


42 | Semiannual Report

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  SOUTH CAROLINA (CONTINUED)
  Greenville County School District Installment Purchase Revenue, Building Equity Sooner
    Tomorrow, Refunding, 5.00%, 12/01/28 ...................................................     $  7,500,000     $      7,709,025
  Greenwood Fifty School Facilities Inc. Installment Purchase Revenue, Greenwood School
    District 50, Refunding, Assured Guaranty, 4.50%, 12/01/32 ..............................        7,030,000            6,854,320
  Lancaster Educational Assistance Program Inc. Revenue, School District of Lancaster County
    Project, 5.00%, 12/01/26 ...............................................................       10,000,000            9,926,800
  Medical University of South Carolina Hospital Authority Hospital Facilities Revenue,
    Mortgage, Refunding, Series A, MBIA Insured, 5.00%, 8/15/31 ............................       13,860,000           14,170,603
  Newberry Investing in Children's Education Installment Revenue, Newberry County School
    District Project, 5.00%, 12/01/30 ......................................................        4,000,000            3,914,080
  Scago Educational Facilities Corp. for Beaufort School District Revenue, Beaufort School
    District, FSA Insured, 5.00%, 12/01/31 .................................................        5,340,000            5,492,777
  Scago Educational Facilities Corp. for Chesterfield School District Revenue, School
    Project, Assured Guaranty, 5.00%, 12/01/29 .............................................        7,500,000            7,681,050
  Scago Educational Facilities Corp. for Colleton School District Revenue, School Project,
    Assured Guaranty, 5.00%,
      12/01/25 .............................................................................        3,340,000            3,448,082
      12/01/26 .............................................................................        4,000,000            4,120,440
  Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens County
    Project, FSA Insured, 5.00%, 12/01/31 ..................................................       10,000,000           10,211,700
  South Carolina Public Service Authority Revenue, Series B, FSA Insured, 5.25%, 1/01/33 ...       31,835,000           32,997,296
  Sumter Two School Facilities Inc. Installment Purchase Revenue, Sumter County School
    District 2, Refunding, Assured Guaranty, 4.50%, 12/01/32 ...............................        6,000,000            5,850,060
                                                                                                                  -----------------
                                                                                                                       137,178,936
                                                                                                                  -----------------
  SOUTH DAKOTA 0.4%
  South Dakota Health and Educational Facilities Authority Revenue,
      Avera Health Issue, AMBAC Insured, 5.25%, 7/01/22 ....................................       15,425,000           16,296,667
      Sanford Health, 5.00%, 11/01/27 ......................................................        2,355,000            2,404,950
      Sanford Health, 5.00%, 11/01/40 ......................................................       12,945,000           12,924,158
                                                                                                                  -----------------
                                                                                                                        31,625,775
                                                                                                                  -----------------
  TENNESSEE 1.0%
  Clarksville Natural Gas Acquisition Corp. Gas Revenue, 5.00%, 12/15/19 ...................        6,000,000            6,081,420
  Johnson City Health and Educational Facilities Board Hospital Revenue, first mortgage,
    Mountain States Health, Refunding, Series A, MBIA Insured, 6.00%, 7/01/21 ..............        7,000,000            7,472,290
  Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
      Refunding, Series A, FSA Insured, 5.00%, 1/01/22 .....................................        2,260,000            2,332,320
      Series A, FSA Insured, Pre-Refunded, 5.00%, 1/01/22 ..................................        2,740,000            2,918,895
  Knox County Health Educational and Housing Facilities Board Revenue, University Health
    System Inc., Refunding, 5.25%, 4/01/27 .................................................       17,500,000           17,732,400
  Knoxville Wastewater System Revenue, Improvement, Series A, MBIA Insured, 5.00%,
    4/01/30 ................................................................................        7,850,000            8,174,833
  Memphis GO, Pre-Refunded, 5.00%, 4/01/17 .................................................        3,000,000            3,048,840
  Metropolitan Government of Nashville and Davidson County District Energy Revenue, Series
    A, AMBAC Insured, 5.00%, 10/01/25 ......................................................        5,460,000            5,654,048


                                                          Semiannual Report | 43

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  TENNESSEE (CONTINUED)
  Tennessee Energy Acquisition Corp. Gas Revenue, Series A, 5.25%, 9/01/26 .................     $ 20,000,000     $     20,261,800
  Tennessee HDA Revenue, Homeownership Program, Refunding, Series 1D, 4.70%,
    7/01/15 ................................................................................          360,000              366,336
                                                                                                                  -----------------
                                                                                                                        74,043,182
                                                                                                                  -----------------
  TEXAS 5.9%
  Austin Electric Utility System Revenue, Refunding, MBIA Insured, 5.00%, 11/15/28 .........       10,000,000           10,306,300
  Bexar County GO, Certificates of Obligation, Combined Flood Control Tax, FSA Insured,
    5.00%, 6/15/37 .........................................................................       20,000,000           20,591,200
  Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
    FSA Insured, ETM,
     6.00%, 11/15/15 .......................................................................        7,500,000            7,603,425
     6.10%, 11/15/23 .......................................................................        8,300,000            8,661,050
  Bexar County HFC, MFHR,
     American Opportunity Housing, Series A, MBIA Insured, 5.80%, 1/01/31 ..................        6,000,000            6,179,880
     Honey Creek Apartments Project, Series A, MBIA Insured, 6.125%, 4/01/20 ...............        1,000,000            1,042,560
     Honey Creek Apartments Project, Series A, MBIA Insured, 6.20%, 4/01/30 ................       2,845,000            2,970,180
  Bridge City ISD, GO, Refunding, 5.375%, 2/15/32 ..........................................        2,005,000            2,077,541
  Carrollton GO, Improvement, FSA Insured, 5.25%, 8/15/19 ..................................        1,000,000            1,044,430
  Dallas ISD, GO, Refunding, 5.25%, 2/15/20 ................................................        2,000,000            2,098,880
  Dallas-Fort Worth International Airport Revenue, Refunding and Improvement, Series A,
    FGIC Insured, 5.625%, 11/01/26 .........................................................       85,000,000           88,204,500
  Decatur Hospital Authority Hospital Revenue, Series A, ETM, 5.75%, 9/01/29 ...............        4,040,000            4,565,402
  Duncanville ISD, GO,
     Refunding, Series B, 5.25%, 2/15/32 ...................................................           50,000               51,874
     Series B, Pre-Refunded, 5.25%, 2/15/32 ................................................        9,850,000           10,512,609
  Edcouch Elsa ISD, GO, Pre-Refunded, 5.50%, 2/15/30 .......................................        2,000,000            2,090,740
  Gulf Coast Waste Disposal Authority Environmental Improvement Revenue, USX Corp.
    Projects, Refunding, 5.50%, 9/01/17 ....................................................        3,250,000            3,328,097
  Gulf Coast Waste Disposal Authority Revenue, Valero Energy Corp. Project, 5.70%,
    4/01/32 ................................................................................        3,000,000            3,044,220
  Harris County Hospital District Revenue, senior lien, Refunding, Series A, MBIA Insured,
    5.125%, 2/15/32 ........................................................................       10,215,000           10,599,901
  Hays Consolidated ISD, GO, Capital Appreciation, Pre-Refunded, zero cpn.,
     8/15/19 ...............................................................................        5,285,000            2,885,029
     8/15/21 ...............................................................................        8,420,000            4,056,251
     8/15/22 ...............................................................................        8,470,000            3,836,741
  Hidalgo County GO, Certificates of Obligation, FSA Insured, Pre-Refunded, 5.25%,
    8/15/21 ................................................................................        2,500,000            2,652,525
  Houston Airport System Revenue, sub. lien, Series B, FSA Insured, Pre-Refunded, 5.50%,
    7/01/30 ................................................................................        2,000,000            2,105,160
  Houston Area Water Corp. Contract Revenue, Northeast Water Purification Project,
    FGIC Insured, Pre-Refunded, 5.125%, 3/01/28 ............................................       15,000,000           15,944,400
  Houston GO, Public Improvement, Refunding, MBIA Insured, 5.00%, 3/01/25 ..................        5,000,000            5,132,450
  Houston Water and Sewer Systems Revenue, junior lien, Series B, FGIC Insured,
    Pre-Refunded,
     5.00%, 12/01/25 .......................................................................        9,710,000            9,913,424
     5.25%, 12/01/30 .......................................................................       14,000,000           14,736,540


44 | Semiannual Report
s
Franklin Federal Tax-Free Income Fund

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007 (UNAUDITED) (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  TEXAS (CONTINUED)
  Keller ISD, GO,
     Pre-Refunded, 5.375%, 8/15/25 .........................................................     $   1,330,000    $      1,398,628
     Refunding, 5.375%, 8/15/25 ............................................................           170,000             176,848
  Kerrville ISD, GO, Pre-Refunded, 6.00%, 8/15/13 ..........................................         1,000,000           1,068,030
  Laredo ISD, GO, Pre-Refunded, 5.25%, 8/01/24 .............................................         4,000,000           4,125,080
  Little Cypress Mauriceville Consolidated ISD, GO,
     Pre-Refunded, 5.90%, 8/01/29 ..........................................................           785,000             818,088
     Refunding, 5.90%, 8/01/29 .............................................................         1,345,000           1,400,064
  Lower Colorado River Authority Revenue,
     Improvement, Series A, MBIA Insured, Pre-Refunded, 5.00%, 5/15/26 .....................           130,000             136,461
     Refunding, FSA Insured, 5.00%, 5/15/31 ................................................        10,000,000          10,239,600
     Refunding and Improvement, Series A, MBIA Insured, 5.00%, 5/15/26 .....................         1,870,000           1,917,330
  Lubbock Educational Facilities Authority Revenue, Lubbock Christian, Refunding and
    Improvement, 5.125%, 11/01/27 ..........................................................         1,000,000             989,510
  Lubbock HFC, SFMR, MBS Program, Refunding, Series A, GNMA Secured, 6.125%, 12/01/17 ......           140,000             142,064
  Manor ISD, GO, School Building, 5.00%, 8/01/37 ...........................................         8,175,000           8,389,757
  North Central Texas Health Facility Development Corp. Revenue,
     Children's Medical Center Dallas, Refunding, AMBAC Insured, 5.25%, 8/15/24 ............        19,335,000          20,315,091
     Texas Health Resources System, Series B, MBIA Insured, Pre-Refunded, 5.125%,
       2/15/22 .............................................................................         5,985,000           6,132,051
  Northside ISD, GO,
     Pre-Refunded, 5.00%, 2/15/26 ..........................................................         1,345,000           1,407,314
     Refunding, 5.00%, 2/15/26 .............................................................         1,155,000           1,179,394
  Onalaska ISD, GO, 5.375%, 2/15/32 ........................................................         2,840,000           2,971,492
  Pasadena GO, Certificates of Obligation, FGIC Insured, Pre-Refunded, 5.25%, 4/01/32 ......         3,000,000           3,168,060
  Port Corpus Christi IDC Revenue, Valero, Refunding, Series B, 5.40%, 4/01/18 .............         4,000,000           4,067,360
  Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%,
    12/01/22 ...............................................................................        15,000,000          15,522,300
  Richardson GO, Hotel Occupancy Certificates, Series A, FGIC Insured, 5.75%, 2/15/21 ......         2,500,000           2,627,025
  Rio Grande City Consolidated ISD, GO, School Building, 5.00%, 8/15/37 ....................        10,510,000          10,825,405
  San Antonio Energy Acquisition Public Facility Corp. Revenue, Gas Supply Revenue,
    5.50%, 8/01/25 .........................................................................        20,000,000          20,996,600
  San Antonio Water Revenue, Systems, Refunding, FSA Insured, 5.00%,
     5/15/25 ...............................................................................         5,000,000           5,132,200
     5/15/28 ...............................................................................         5,000,000           5,121,900
  Southmost Regional Water Authority Water Supply Contract Revenue, MBIA Insured, 5.00%,
    9/01/25 ................................................................................         5,000,000           5,152,850
  Tarrant County Health Facilities Development Corp. Health System Revenue, Harris
    Methodist Health System, FGIC Insured, ETM, 6.00%, 9/01/24 .............................         4,000,000           4,650,840
  Tarrant County Health Facilities Development Corp. Revenue, Bethesda Living Centers,
    Series C, 5.75%,
     8/15/18 ...............................................................................         1,570,000           1,561,129
     8/15/28 ...............................................................................         3,900,000           3,709,212
  Texas City IDC Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding, 7.375%,
    10/01/20 ...............................................................................           500,000             639,535


                                                          Semiannual Report | 45

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  TEXAS (CONTINUED)
  Texas State Revenue, Transportation Commission-Mobility Fund, Series A, 5.00%, 4/01/33 ...     $  10,000,000    $     10,371,800
  Texas State Turnpike Authority Central Texas Turnpike System Revenue, Capital
    Appreciation, AMBAC Insured, zero cpn., 8/15/31 ........................................        43,500,000          11,386,125
  Tyler Health Facilities Development Corp. Hospital Revenue,
   d East Texas Medical Center, Refunding and Improvement, Series A, 5.25%, 11/01/32 .......         6,250,000           6,164,375
     East Texas Medical Center Project, Refunding, Series A, MBIA Insured, 5.50%,
       11/01/17 ............................................................................         1,735,000           1,783,025
     East Texas Medical Center Project, Series D, FSA Insured, Pre-Refunded, 5.375%,
       11/01/27 ............................................................................        11,080,000          11,495,278
  University of Texas University Revenues, Financing System, Series A, Pre-Refunded, 5.70%,
    8/15/20 ................................................................................         1,000,000           1,039,650
  Waco Health Facilities Development Corp. FHA Insured Mortgage Revenue, Hillcrest Health
    System Project, Series A, MBIA Insured, 5.00%, 8/01/31 .................................        15,000,000          15,361,650
  Wylie ISD, GO,
     Pre-Refunded, 7.00%, 8/15/24 ..........................................................           660,000             739,543
     Refunding, 7.00%, 8/15/24 .............................................................           340,000             380,212
                                                                                                                  -----------------
                                                                                                                       450,938,185
                                                                                                                  -----------------
  UTAH 0.4%
  Intermountain Power Agency Power Supply Revenue, ETM, 6.15%, 7/01/14 .....................        16,000,000          16,467,360
  Salt Lake County College Revenue, Westminster College Project, Pre-Refunded, 5.625%,
    10/01/28 ...............................................................................         3,305,000           3,467,308
  South Jordan Sales Tax Revenue, AMBAC Insured, Pre-Refunded, 5.20%, 8/15/26 ..............         4,770,000           5,056,105
  South Valley Water Reclamation Facility Sewer Revenue, AMBAC Insured, 5.00%, 8/15/30 .....         5,730,000           5,957,825
                                                                                                                  -----------------
                                                                                                                        30,948,598
                                                                                                                  -----------------
  VERMONT 0.5%
  Burlington Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/28 .......................         5,780,000           5,939,991
  University of Vermont and State Agricultural College Revenue, Refunding, MBIA Insured,
    5.00%, 10/01/30 ........................................................................        12,210,000          12,743,943
  Vermont Educational and Health Buildings Financing Agency Revenue,
     Fletcher Allen Health, Series A, AMBAC Insured, 6.125%, 12/01/27 ......................        13,000,000          14,003,600
     Hospital, Fletcher Allen Health, Series A, 4.75%, 12/01/36 ............................         5,000,000           4,566,750
                                                                                                                  -----------------
                                                                                                                        37,254,284
                                                                                                                  -----------------
  VIRGINIA 0.5%
  Greater Richmond Convention Center Authority Hotel Tax Revenue, Refunding, MBIA
    Insured, 5.00%, 6/15/30 ................................................................        12,260,000          12,738,876
  Harrisonburg IDAR, FACS-Rockingham Memorial Hospital, AMBAC Insured, 5.00%, 8/15/31 ......        10,000,000          10,351,300
  Medical College Hospital Authority Revenue, General Revenue Bonds, MBIA Insured,
    5.125%, 7/01/18 ........................................................................         2,000,000           2,054,860
  Norfolk Parking System Revenue, Refunding, Series A, MBIA Insured, 5.00%, 2/01/27 ........         5,000,000           5,228,100
  Virginia State HDA Commonwealth Mortgage Revenue, Series H, Sub Series H-1, MBIA
    Insured, 5.35%, 7/01/31 ................................................................        10,000,000          10,252,500
                                                                                                                  -----------------
                                                                                                                        40,625,636
                                                                                                                  -----------------


46 | Semiannual Report

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  WASHINGTON 3.4%
  Bellingham Housing Authority Revenue, Pacific Rim and Cascade Meadows Project,
    Refunding, MBIA Insured, 5.20%, 11/01/27 ...............................................     $     200,000    $        200,904
  Central Puget Sound Regional Transportation Authority Sales and Use Tax Revenue,
    Series A, AMBAC Insured, 5.00%, 11/01/30 ...............................................        20,000,000          20,706,800
  Chelan County PUD No. 1 Consolidated Revenue, Chelan Hydroelectric, Division I,
    Mandatory Put 7/01/28, Series A, FSA Insured, 5.25%, 7/01/33 ...........................           200,000             203,352
  Clark County PUD No. 1 Generating System Revenue,
     FGIC Insured, ETM, 6.00%, 1/01/08 .....................................................           200,000             200,796
     Refunding, FSA Insured, 5.50%, 1/01/25 ................................................        15,015,000          15,789,324
  Energy Northwest Electric Revenue, Columbia Generating Station, Refunding,
     Series A, 5.00%, 7/01/24 ..............................................................        15,255,000          15,951,848
     Series B, FSA Insured, 5.35%, 7/01/18 .................................................        11,500,000          12,218,175
  Goat Hill Properties Lease Revenue, Government Office Building Project, MBIA Insured,
    5.00%, 12/01/33 ........................................................................        18,500,000          19,020,590
  Grant County PUD No. 2 Wanapum Hydro Electric Revenue, Refunding,
     Second Series A, MBIA Insured, 5.20%, 1/01/23 .........................................           250,000             255,302
     Series D, FSA Insured, 5.20%, 1/01/23 .................................................         6,000,000           6,242,520
  King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 5/01/15 ............           145,000             146,317
  King County School District No. 408 Auburn GO, FSA Insured, 5.00%, 12/01/24 ..............         5,000,000           5,191,250
  Pierce County School District No. 320 Sumner GO, FSA Insured, Pre-Refunded, 6.00%,
    12/01/14 ...............................................................................         2,000,000           2,149,820
  Pierce County School District No. 403 Bethel GO, FGIC Insured, 5.25%, 12/01/22 ...........         5,000,000           5,263,100
  Port Seattle Revenue, Refunding, Series A,
     FGIC Insured, 5.00%, 4/01/31 ..........................................................        21,680,000          22,055,714
     MBIA Insured, 5.00%, 7/01/33 ..........................................................        10,000,000          10,206,600
  Seattle Municipal Light and Power Revenue, 5.40%, 12/01/25 ...............................        10,000,000          10,433,000
  Seattle Water System Revenue, FGIC Insured, 5.00%, 10/01/23 ..............................           300,000             308,058
  Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 .......................           185,000             186,382
  Snohomish County USD No. 6 GO, 6.50%, 12/01/11 ...........................................         7,000,000           7,563,570
  Tacoma GO, Series A, MBIA Insured, Pre-Refunded, 5.625%, 12/01/22 ........................           300,000             300,438
  Twenty-Fifth Avenue Properties Washington Student Housing Revenue, MBIA Insured,
     5.125%, 6/01/22 .......................................................................         2,925,000           3,045,042
     5.25%, 6/01/33 ........................................................................         9,770,000          10,122,502
  Washington State GO,
     AMBAC Insured, 5.00%, 1/01/31 .........................................................         7,925,000           8,208,953
     Motor Vehicle Fuel Tax, Series B, FGIC Insured, 5.00%, 7/01/27 ........................        10,000,000          10,307,100
     Series A, FGIC Insured, 5.00%, 7/01/27 ................................................        10,000,000          10,307,100
     Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 ................................        10,120,000          10,490,999
  Washington State Health Care Facilities Authority Revenue,
     MultiCare Health Systems, MBIA Insured, 5.00%, 8/15/22 ................................           250,000             253,613
     Providence Health Care Services, Refunding, Series A, FGIC Insured, 5.00%, 10/01/36 ...         9,750,000           9,988,972
     Providence Health Care Services, Series A, FGIC Insured, Pre-Refunded, 5.00%,
       10/01/36 ............................................................................           250,000             271,887
     Providence Services, MBIA Insured, Pre-Refunded, 5.50%, 12/01/26 ......................         6,000,000           6,308,340


                                                          Semiannual Report | 47

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  WASHINGTON (CONTINUED)
  Washington State Public Power Supply System Revenue,
     Nuclear Project No. 2, Refunding, Series A, 6.30%, 7/01/12 ............................     $   7,700,000    $      8,548,540
     Nuclear Project No. 3, Capital Appreciation, Refunding, Series B, zero cpn.,
       7/01/14 .............................................................................        12,450,000           9,527,736
     Nuclear Project No. 3, Capital Appreciation, Series B, ETM, zero cpn., 7/01/14 ........         2,550,000           1,977,117
     Nuclear Project No. 3, Refunding, Series B, zero cpn., 7/01/12 ........................         6,400,000           5,351,552
     Nuclear Project No. 3, Refunding, Series B, zero cpn., 7/01/13 ........................        11,000,000           8,807,150
                                                                                                                  -----------------
                                                                                                                       258,110,463
                                                                                                                  -----------------
  WEST VIRGINIA 0.8%
  Braxton County Solid Waste Disposal Revenue, Weyerhaeuser Co. Project, Refunding,
    5.40%, 5/01/25 .........................................................................        10,000,000          10,053,000
  Harrison County County Commission Solid Waste Disposal Revenue, Allegheny Energy
    Supply Co. LLC, Refunding, Series D, 5.50%, 10/15/37 ...................................         9,000,000           9,040,770
  Pleasants County PCR, County Commission, Series F, 5.25%, 10/15/37 .......................        14,000,000          14,118,300
  West Virginia State GO, Series A, FGIC Insured, 5.20%, 11/01/26 ..........................        10,000,000          10,919,800
  West Virginia State Water Development Water Revenue, Loan Program 2, Refunding, Series B,
    AMBAC Insured, 5.00%, 11/01/29 .........................................................         7,500,000           7,759,050
  West Virginia University Revenues, Improvement, West Virginia University Projects,
    Series C, FGIC Insured, 5.00%, 10/01/34 ................................................        10,000,000          10,359,600
                                                                                                                  -----------------
                                                                                                                        62,250,520
                                                                                                                  -----------------
  WISCONSIN 0.5%
  Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 ...............................         2,200,000           2,204,488
  Wisconsin State Health and Educational Facilities Authority Revenue,
     Children's Hospital of Wisconsin Inc., AMBAC Insured, 5.375%, 2/15/28 .................        21,050,000          21,339,017
     Franciscan Sisters Christian, Series A, Pre-Refunded, 5.50%, 2/15/18 ..................         1,500,000           1,523,235
     Franciscan Sisters Christian, Series A, Pre-Refunded, 5.50%, 2/15/28 ..................         1,000,000           1,015,490
     Thedacare Inc., AMBAC Insured, 5.00%, 12/15/30 ........................................        10,000,000          10,288,200
                                                                                                                  -----------------
                                                                                                                        36,370,430
                                                                                                                  -----------------
  U.S. TERRITORIES 1.8%
  PUERTO RICO 1.7%
  Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
    Refunding, 5.375%, 5/15/33 .............................................................        21,765,000          21,838,130
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
     Pre-Refunded,
      5.00%, 7/01/36 .......................................................................        62,000,000          67,536,600
      5.50%, 7/01/36 .......................................................................         7,000,000           7,881,370
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Refunding, Series K, 5.00%, 7/01/30 ....................................................        19,190,000          19,419,896
  Puerto Rico Industrial Medical and Environmental Pollution Control Facilities
    Financing Authority Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 .....................           350,000             367,584
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control
    Facilities Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A,
    5.15%, 7/01/19 .........................................................................           850,000             855,840


48 | Semiannual Report

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  PUERTO RICO (CONTINUED)
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
     Refunding, Series D, 5.25%, 7/01/27 ...................................................     $   3,265,000    $      3,352,828
     Series D, Pre-Refunded, 5.25%, 7/01/27 ................................................         8,735,000           9,370,559
                                                                                                                  -----------------
                                                                                                                       130,622,807
                                                                                                                  -----------------
  VIRGIN ISLANDS 0.1%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
     5.50%, 10/01/18 .......................................................................         1,400,000           1,425,046
     5.50%, 10/01/22 .......................................................................         5,000,000           5,078,750
     5.625%, 10/01/25 ......................................................................         1,900,000           1,930,305
  Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
    7/01/18 ................................................................................           500,000             499,155
                                                                                                                  -----------------
                                                                                                                         8,933,256
                                                                                                                  -----------------
  TOTAL U.S. TERRITORIES ...................................................................                           139,556,063
                                                                                                                  -----------------
  TOTAL LONG TERM INVESTMENTS (COST $7,187,762,266) ........................................                         7,493,500,666
                                                                                                                  -----------------
  SHORT TERM INVESTMENTS 0.5%
  CALIFORNIA 0.2%
e Whittier Revenue, Whittier College, Refunding, RADIAN Insured, Weekly VRDN and Put,
    6.00%, 12/01/33 ........................................................................        12,200,000          12,200,000
                                                                                                                  -----------------
  CONNECTICUT 0.0% b
e Connecticut State Health and Educational Facilities Authority Revenue, Yale University,
     Series T-1, Daily VRDN and Put, 3.50%, 7/01/29 ........................................           200,000             200,000
     Series V-1, Daily VRDN and Put, 3.50%, 7/01/36 ........................................           100,000             100,000
                                                                                                                  -----------------
                                                                                                                           300,000
                                                                                                                  -----------------
  KENTUCKY 0.0% b
e Berea Educational Facilities Revenue, Series A, Daily VRDN and Put, 3.57%, 6/01/32 .......           800,000             800,000
                                                                                                                  -----------------
  MARYLAND 0.0% b
e Montgomery County GO, BAN, Public Improvement, Refunding, Series B, Daily VRDN and
    Put, 3.57%, 6/01/26 ....................................................................           800,000             800,000
                                                                                                                  -----------------
  MASSACHUSETTS 0.2%
e Massachusetts State Development Finance Agency Revenue, Suffolk University, Refunding,
    Radian Insured, Weekly VRDN and Put, 6.00%, 7/01/32 ....................................        17,800,000          17,800,000
                                                                                                                  -----------------
  MINNESOTA 0.0% b
e Minnesota State Higher Education Facilities Authority Revenue, College of St.
    Catherine, Series Five N2, Weekly VRDN and Put, 3.38%, 10/01/32 ........................           700,000             700,000
                                                                                                                  -----------------
  NEVADA 0.1%
e Las Vegas Valley Water District GO, Water Improvement, Series C, Daily VRDN and Put,
    3.58%, 6/01/36 .........................................................................         3,000,000           3,000,000
                                                                                                                  -----------------


                                                          Semiannual Report | 49

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  NEW YORK 0.0% b
e Long Island Power Authority Electric System Revenue, Sub Series 3B, Daily VRDN and
    Put, 3.47%, 5/01/33 ....................................................................     $   1,500,000    $      1,500,000
                                                                                                                  -----------------
  TOTAL SHORT TERM INVESTMENTS (COST $37,100,000) ..........................................                            37,100,000
                                                                                                                  -----------------
  TOTAL INVESTMENTS (COST $7,224,862,266) 99.0% ............................................                         7,530,600,666
  OTHER ASSETS, LESS LIABILITIES 1.0% ......................................................                            78,760,871
                                                                                                                  -----------------
  NET ASSETS 100.0% ........................................................................                      $  7,609,361,537
                                                                                                                  =================

See Selected Portfolio Abbreviations on page 51.

a See Note 6 regarding defaulted securities.

b Rounds to less than 0.1% of net assets.

c See Note 7 regarding other considerations.

d A portion or all of the securities purchased on a when-issued or delayed delivery basis. See Note 1(b).

e Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


50 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Federal Tax-Free Income Fund

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

AMBAC - American Municipal Bond Assurance Corp.
BAN   - Bond Anticipation Note
BIG   - Bond Investors Guaranty Insurance Co. (acquired by
        MBIA in 1989 and no longer does business under this name)
CDA   - Community Development Authority/Agency
CIFG  - CDC IXIS Financial Guaranty
COP   - Certificate of Participation
CRDA  - Community Redevelopment Authority/Agency
EDA   - Economic Development Authority
EDC   - Economic Development Corp.
EDR   - Economic Development Revenue
ETM   - Escrow to Maturity
FGIC  - Financial Guaranty Insurance Co.
FHA   - Federal Housing Authority/Agency
FNMA  - Federal National Mortgage Association
FSA   - Financial Security Assurance Inc.
GNMA  - Government National Mortgage Association
GO    - General Obligation
HDA   - Housing Development Authority/Agency
HFA   - Housing Finance Authority/Agency
HFAR  - Housing Finance Authority Revenue
HFC   - Housing Finance Corp.
HMR   - Home Mortgage Revenue
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority Revenue
IDB   - Industrial Development Bond/Board
IDC   - Industrial Development Corp.
IDR   - Industrial Development Revenue
ISD   - Independent School District
MBIA  - Municipal Bond Investors Assurance Corp.
MBS   - Mortgage-Backed Security
MF    - Multi-Family
MFHR  - Multi-Family Housing Revenue
MFR   - Multi-Family Revenue
MTA   - Metropolitan Transit Authority
PBA   - Public Building Authority
PCR   - Pollution Control Revenue
PFAR  - Public Financing Authority Revenue
PUD   - Public Utility District
RDA   - Redevelopment Agency/Authority
SFM   - Single Family Mortgage
SFMR  - Single Family Mortgage Revenue
USD   - Unified/Union School District
XLCA  - XL Capital Assurance


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 51

Franklin Federal Tax-Free Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2007 (unaudited)

Assets:
   Investments in securities:
      Cost ......................................................................   $  7,224,862,266
                                                                                    =================
      Value .....................................................................   $  7,530,600,666
   Cash .........................................................................             50,796
   Receivables:
      Capital shares sold .......................................................         11,741,634
      Interest ..................................................................        113,944,023
                                                                                    -----------------
         Total assets ...........................................................      7,656,337,119
                                                                                    -----------------
Liabilities:
   Payables:
      Investment securities purchased ...........................................         30,402,762
      Capital shares redeemed ...................................................         11,406,318
      Affiliates ................................................................          3,912,879
   Accrued expenses and other liabilities .......................................          1,253,623
                                                                                    -----------------
         Total liabilities ......................................................         46,975,582
                                                                                    -----------------
            Net assets, at value ................................................   $  7,609,361,537
                                                                                    =================
Net assets consist of:
   Paid-in capital ..............................................................   $  7,330,824,673
   Undistributed net investment income ..........................................          4,219,075
   Net unrealized appreciation (depreciation) ...................................        305,738,400
   Accumulated net realized gain (loss) .........................................        (31,420,611)
                                                                                    -----------------
            Net assets, at value ................................................   $  7,609,361,537
                                                                                    =================


52 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Federal Tax-Free Income Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2007 (unaudited)

CLASS A:
   Net assets, at value .........................................................   $  6,680,002,759
                                                                                    =================
   Shares outstanding ...........................................................        557,826,216
                                                                                    =================
   Net asset value per share a ..................................................   $          11.98
                                                                                    =================
   Maximum offering price per share (net asset value per share / 95.75%) ........   $          12.51
                                                                                    =================
CLASS B:
   Net assets, at value .........................................................   $    198,186,216
                                                                                    =================
   Shares outstanding ...........................................................         16,563,757
                                                                                    =================
   Net asset value and maximum offering price per share a .......................   $          11.97
                                                                                    =================
CLASS C:
   Net assets, at value .........................................................   $    484,431,903
                                                                                    =================
   Shares outstanding ...........................................................         40,478,620
                                                                                    =================
   Net asset value and maximum offering price per share a .......................   $          11.97
                                                                                    =================
ADVISOR CLASS:
   Net assets, at value .........................................................   $    246,740,659
                                                                                    =================
   Shares outstanding ...........................................................         20,593,892
                                                                                    =================
   Net asset value and maximum offering price per share a .......................   $          11.98
                                                                                    =================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 53

Franklin Federal Tax-Free Income Fund

STATEMENT OF OPERATIONS
for the six months ended October 31, 2007 (unaudited)

Investment income:
   Interest .....................................................................   $    187,201,330
                                                                                    -----------------
Expenses:
   Management fees (Note 3a) ....................................................         16,978,312
   Distribution fees: (Note 3c)
      Class A ...................................................................          3,037,728
      Class B ...................................................................            684,931
      Class C ...................................................................          1,513,039
   Transfer agent fees (Note 3e) ................................................          1,706,037
   Custodian fees ...............................................................             55,269
   Reports to shareholders ......................................................            142,280
   Registration and filing fees .................................................            170,799
   Professional fees ............................................................             54,753
   Trustees' fees and expenses ..................................................             86,439
   Other ........................................................................            175,245
                                                                                    -----------------
         Total expenses .........................................................         24,604,832
                                                                                    -----------------
            Net investment income ...............................................        162,596,498
                                                                                    -----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ....................................         (6,446,416)
   Net change in unrealized appreciation (depreciation) on investments ..........        (74,530,429)
                                                                                    -----------------
Net realized and unrealized gain (loss) .........................................        (80,976,845)
                                                                                    -----------------
Net increase (decrease) in net assets resulting from operations .................   $     81,619,653
                                                                                    =================


54 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Federal Tax-Free Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    -----------------------------------
                                                                                    SIX MONTHS ENDED
                                                                                    OCTOBER 31, 2007      YEAR ENDED
                                                                                       (UNAUDITED)      APRIL 30, 2007
                                                                                    -----------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .....................................................   $    162,596,498   $   327,498,465
      Net realized gain (loss) from investments .................................         (6,446,416)        8,498,203
      Net change in unrealized appreciation (depreciation) on investments .......        (74,530,429)       56,442,130
                                                                                    -----------------------------------
            Net increase (decrease) in net assets resulting from operations .....         81,619,653       392,438,798
                                                                                    -----------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ................................................................       (147,804,780)     (287,661,933)
         Class B ................................................................         (4,167,839)       (9,822,812)
         Class C ................................................................         (9,071,976)      (16,599,749)
         Advisor Class ..........................................................         (4,858,565)       (7,929,154)
                                                                                    -----------------------------------
   Total distributions to shareholders ..........................................       (165,903,160)     (322,013,648)
                                                                                    -----------------------------------
   Capital share transactions: (Note 2)
         Class A ................................................................        184,370,820       227,931,591
         Class B ................................................................        (24,966,304)      (37,117,042)
         Class C ................................................................         39,538,011        42,838,598
         Advisor Class ..........................................................         57,399,999        33,874,961
                                                                                    -----------------------------------
   Total capital share transactions .............................................        256,342,526       267,528,108
                                                                                    -----------------------------------
   Redemption fees ..............................................................             23,010            30,329
                                                                                    -----------------------------------
            Net increase (decrease) in net assets ...............................        172,082,029       337,983,587
Net assets:
   Beginning of period ..........................................................      7,437,279,508     7,099,295,921
                                                                                    -----------------------------------
   End of period ................................................................   $  7,609,361,537   $ 7,437,279,508
                                                                                    -----------------------------------
Undistributed net investment income included in net assets:
   End of period ................................................................   $      4,219,075   $     7,525,737
                                                                                    ===================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 55

Franklin Federal Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES

Franklin Federal Tax-Free Income Fund (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, open-end investment company, consisting of one fund, the Franklin Federal Tax-Free Income Fund (Fund). The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


56 | Semiannual Report

Franklin Federal Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital.


                                                          Semiannual Report | 57

Franklin Federal Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. CAPITAL STOCK

At October 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                          ----------------------------------------------------------------
                                                 SIX MONTHS ENDED                     YEAR ENDED
                                                 OCTOBER 31, 2007                    APRIL 30, 2007
                                          ----------------------------------------------------------------
                                             SHARES          AMOUNT           SHARES           AMOUNT
                                          ----------------------------------------------------------------
CLASS A SHARES:
   Shares sold ........................    42,650,701    $  509,075,321      62,990,734    $  761,644,962
   Shares issued in reinvestment
      of distributions ................     7,110,144        84,818,110      13,258,240       159,920,111
   Shares redeemed ....................   (34,338,144)     (409,522,611)    (57,475,070)     (693,633,482)
                                          ----------------------------------------------------------------
   Net increase (decrease) ............    15,422,701    $  184,370,820      18,773,904    $  227,931,591
                                          ================================================================
CLASS B SHARES:
   Shares sold ........................       140,334    $    1,671,183         237,136    $    2,861,177
   Shares issued in reinvestment
      of distributions ................       213,919         2,551,312         494,793         5,964,479
   Shares redeemed ....................    (2,449,833)      (29,188,799)     (3,803,700)      (45,942,698)
                                          ----------------------------------------------------------------
   Net increase (decrease) ............    (2,095,580)   $  (24,966,304)     (3,071,771)   $  (37,117,042)
                                          ================================================================
CLASS C SHARES:
   Shares sold ........................     6,022,367    $   71,839,444       8,044,481    $   97,259,220
   Shares issued in reinvestment
      of distributions ................       492,535         5,874,367         878,780        10,599,639
   Shares redeemed ....................    (3,201,513)      (38,175,800)     (5,385,107)      (65,020,261)
                                          ----------------------------------------------------------------
   Net increase (decrease) ............     3,313,389    $   39,538,011       3,538,154    $   42,838,598
                                          ================================================================
ADVISOR CLASS SHARES:
   Shares sold ........................     5,437,740    $   64,991,889       5,085,425    $   61,511,201
   Shares issued in reinvestment
      of distributions ................       141,215         1,684,263         164,119         1,982,576
   Shares redeemed ....................      (776,797)       (9,276,153)     (2,447,003)      (29,618,816)
                                          ----------------------------------------------------------------
   Net increase (decrease) ............     4,802,158    $   57,399,999       2,802,541    $   33,874,961
                                          ================================================================


58 | Semiannual Report

Franklin Federal Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or trustees of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
------------------------------------------------------------------------------
      0.625%               Up to and including $100 million
      0.500%               Over $100 million, up to and including $250 million
      0.450%               Over $250 million, up to and including $10 billion
      0.440%               Over $10 billion, up to and including $12.5 billion
      0.420%               Over $12.5 billion, up to and including $15 billion
      0.400%               Over $15 billion, up to and including $17.5 billion
      0.380%               Over $17.5 billion, up to and including $20 billion
      0.360%               In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.


                                                          Semiannual Report | 59

Franklin Federal Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .....................................................   0.10%
Class B .....................................................   0.65%
Class C .....................................................   0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ...................................   $  976,769
Contingent deferred sales charges retained .......................   $  163,282

E. TRANSFER AGENT FEES

For the period ended October 31, 2007, the Fund paid transfer agent fees of $1,706,037, of which $1,002,970 was retained by Investor Services.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2007, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2012 ........................................................   $    23,006,496
2014 ........................................................         1,937,789
                                                                ----------------
                                                                $    24,944,285
                                                                ================

At October 31, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................................   $ 7,223,706,522
                                                                ================

Unrealized appreciation .....................................   $   328,377,072
Unrealized depreciation .....................................       (21,482,928)
                                                                ----------------
Net unrealized appreciation (depreciation) ..................   $   306,894,144
                                                                ================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of bond workout expenditures and bond discounts.


60 | Semiannual Report

Franklin Federal Tax-Free Income Fund

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2007, aggregated $853,437,351 and $538,584,000, respectively.

6. DEFAULTED SECURITIES

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2007, the aggregate value of these securities was $14,698,275 representing 0.19% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

7. OTHER CONSIDERATIONS

The Oregon Economic Development Department ("OEDD"), the issuer of Oregon Economic Development Department Revenue Bonds (Georgia-Pacific Corporation 1995 Project), Series 157, maturing on August 1, 2025 (the "OEDD Bonds") held by Franklin Federal Tax-Free Income Fund (the Fund), received a proposed adverse determination letter during the fiscal year ended April 30, 2006, from the Internal Revenue Service ("IRS") in which the IRS indicated that the interest paid to bondholders of the OEDD Bonds is not excludable from gross income. In addition, on December 6, 2006, Georgia-Pacific Corporation (GP) released a notice that the IRS had also issued proposed adverse determination letters for the Jasper County, Indiana Economic Development Refunding Revenue Bonds (Georgia-Pacific Corporation Project), Series 1997 and Series 1999 Bonds ("the Jasper Bonds"). The Fund has been holding the OEDD Bonds since January 1996 and the Jasper Bonds since November 1997, and has passed through the interest earned on both the OEDD Bonds and the Jasper Bonds to the shareholders of the Fund in the form of non-taxable dividends during the holding period. In addition, the Fund has been contacted by the IRS informing it of the determination for the OEDD bonds. The GP notice indicates that GP disagrees with the adverse determinations and that notices of appeal and protest have been filed or will be filed as provided by applicable IRS procedures and within applicable time frames. In various prior SEC filings, GP has stated that it will take steps to ensure the OEDD bondholders will be made whole with respect to any liability caused by the IRS determination.

Pendleton County, Kentucky (the "County"), the issuer of Pendleton County, Kentucky Multi-County Lease Revenue Bonds (Kentucky Association of Counties Leasing Trust Program) 1993 Series A and 1993 Series B (the "Pendleton Bonds") held by the Fund, received a proposed adverse determination letter from the IRS which indicated that the interest paid to bondholders of the Pendleton Bonds is not excludable from gross income. The Fund held the Pendleton Bonds between March 1993 and July 2005 and has passed through the interest earned on the Pendleton


                                                          Semiannual Report | 61

Franklin Federal Tax-Free Income Fund

7. OTHER CONSIDERATIONS (CONTINUED)

Bonds to the shareholders of the Fund in the form of non-taxable dividends during the holding period. The County has filed a protest and a request for Appeals' review of the proposed adverse determination and continues to believe that all requirements related to the excludability of interest paid to bondholders were satisfied.

If there were not favorable final determinations in these matters, the Fund could be subject to tax expense plus interest which is estimated to be approximately $2,504,393 at October 31, 2007. However, the ultimate outcome of these matters is unknown at this time. Based on the uncertainty regarding the outcome of these matters, no liability has been recorded on the Statement of Assets and Liabilities of the Fund. The Fund's management believes that the final outcome of these matters will not have a material adverse impact to the Fund and/or its shareholders.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.


62 | Semiannual Report

Franklin Federal Tax-Free Income Fund

9. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (FIN 48), on October 31, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has reviewed the tax positions for open tax years (tax years ended April 30, 2005 - 2007) and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 63

Franklin Federal Tax-Free Income Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


64 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


05/07                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
    INVESTMENTS                 San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN FEDERAL
TAX-FREE INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


116 S2007 12/07

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A


      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

      ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN FEDERAL TAX-FREE INCOME FUND

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   December 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   December 27, 2007


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date   December 27, 2007